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                                                                    EXHIBIT 10.1

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                           EIGHTH AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                              AMB PROPERTY II, L.P.

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                                TABLE OF CONTENTS

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                                                                                                                PAGE
ARTICLE 1. DEFINED TERMS AND RULES OF CONSTRUCTION................................................................2

   Section 1.1.   Definitions.....................................................................................2

ARTICLE 2. ORGANIZATIONAL MATTERS................................................................................21

   Section 2.1.      Organization................................................................................21
   Section 2.2.      Name........................................................................................22
   Section 2.3.      Resident Agent; Principal Office............................................................22
   Section 2.4.      Power of Attorney...........................................................................22
   Section 2.5.      Term........................................................................................23
   Section 2.6.      Number of Partners..........................................................................23

ARTICLE 3. PURPOSE...............................................................................................24

   Section 3.1.      Purpose and Business........................................................................24
   Section 3.2.      Powers......................................................................................24
   Section 3.3.      Partnership Only for Purposes Specified.....................................................25
   Section 3.4.      Representations and Warranties by the Parties...............................................25
   Section 3.5.      Certain ERISA Matters.......................................................................27

ARTICLE 4. CAPITAL CONTRIBUTIONS.................................................................................27

   Section 4.1.      Capital Contributions of the Partners.......................................................27
   Section 4.2.      Loans.......................................................................................27
   Section 4.3.      Additional Funding and Capital Contributions................................................28
   Section 4.4.      No Preemptive Rights........................................................................28
   Section 4.5.      Other Contribution Provisions...............................................................29

ARTICLE 5. DISTRIBUTIONS.........................................................................................29

   Section 5.1.      Requirement and Characterization of Distributions...........................................29
   Section 5.2.      Distributions in Kind.......................................................................30
   Section 5.3.      Distributions Upon Liquidation..............................................................30
   Section 5.4.      Distributions to Reflect Issuance of Additional Partnership Interests.......................30

ARTICLE 6. ALLOCATIONS...........................................................................................30

   Section 6.1.      Timing and Amount of Allocations of Net Income and Net Loss.................................30
   Section 6.2.      General Allocations.........................................................................31
   Section 6.3.      Additional Allocation Provisions............................................................32
   Section 6.4.      Tax Allocations.............................................................................35

ARTICLE 7. MANAGEMENT AND OPERATIONS OF BUSINESS.................................................................35

   Section 7.1.      Management..................................................................................35
   Section 7.2.      Certificate of Limited Partnership..........................................................39
   Section 7.3.      Restrictions on General Partner's Authority.................................................39
   Section 7.4.      Reimbursement of the General Partner........................................................42
   Section 7.5.      Outside Activities of the General Partner...................................................42
   Section 7.6.      Employee Benefit Plans......................................................................43
   Section 7.7.      Indemnification.............................................................................43
   Section 7.8.      Liability of the General Partner............................................................45
   Section 7.9.      Other Matters Concerning the General Partner................................................45
   Section 7.10.     Title to Partnership Assets.................................................................46
   Section 7.11.     Reliance by Third Parties...................................................................47
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
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ARTICLE 8. RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS............................................................47

   Section 8.1.      Limitation of Liability.....................................................................47
   Section 8.2.      Management of Business......................................................................47
   Section 8.3.      Outside Activities of Limited Partners......................................................48
   Section 8.4.      Return of Capital...........................................................................48
   Section 8.5.      Rights of Limited Partners Relating to the Partnership......................................48

ARTICLE 9. BOOKS, RECORDS, ACCOUNTING AND REPORTS................................................................49

   Section 9.1.      Records and Accounting......................................................................49
   Section 9.2.      Fiscal Year.................................................................................49
   Section 9.3.      Reports.....................................................................................50
   Section 9.4.      Nondisclosure of Certain Information........................................................50

ARTICLE 10. TAX MATTERS..........................................................................................50

   Section 10.1.     Preparation of Tax Returns..................................................................50
   Section 10.2.     Tax Elections...............................................................................51
   Section 10.3.     Tax Matters Partner.........................................................................51
   Section 10.4.     Organizational Expenses.....................................................................52
   Section 10.5.     Withholding.................................................................................52

ARTICLE 11. TRANSFERS AND WITHDRAWALS............................................................................53

   Section 11.1.     Transfer....................................................................................53
   Section 11.2.     Transfer of General Partner's and Common Limited Partner's Partnership Interest.............54
   Section 11.3.     Preferred Limited Partners' Rights to Transfer..............................................54
   Section 11.4.     Substituted Limited Partners................................................................56
   Section 11.5.     Assignees...................................................................................56
   Section 11.6.     General Provisions..........................................................................57

ARTICLE 12. ADMISSION OF PARTNERS................................................................................59

   Section 12.1.     Admission of Successor General Partner......................................................59
   Section 12.2.     Admission of Additional Limited Partners....................................................60
   Section 12.3.     Amendment of Agreement and Certificate of Limited Partnership...............................60

ARTICLE 13. DISSOLUTION AND LIQUIDATION..........................................................................61

   Section 13.1.     Dissolution.................................................................................61
   Section 13.2.     Winding Up..................................................................................61
   Section 13.3.     Compliance with Timing Requirements of Regulations..........................................63
   Section 13.4.     Deemed Distribution and Recontribution......................................................63
   Section 13.5.     Rights of Limited Partners..................................................................64
   Section 13.6.     Notice of Dissolution.......................................................................64
   Section 13.7.     Cancellation of Certificate of Limited Partnership..........................................64
   Section 13.8.     Reasonable Time for Winding-Up..............................................................64
   Section 13.9.     Waiver of Partition.........................................................................64

ARTICLE 14. AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS.........................................................64

   Section 14.1.     Amendments..................................................................................64
   Section 14.2.     Action by the Partners......................................................................65

ARTICLE 15. GENERAL PROVISIONS...................................................................................66

   Section 15.1.     Addresses and Notice........................................................................66
   Section 15.2.     Titles and Captions.........................................................................66
   Section 15.3.     Pronouns and Plurals........................................................................66
   Section 15.4.     Further Action..............................................................................66
   Section 15.5.     Binding Effect..............................................................................66
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
   Section 15.6.     Creditors...................................................................................66
   Section 15.7.     Waiver......................................................................................67
   Section 15.8.     Counterparts................................................................................67
   Section 15.9.     Applicable Law..............................................................................67
   Section 15.10.    Invalidity of Provisions....................................................................67
   Section 15.11.    Entire Agreement............................................................................67
   Section 15.12.    No Rights as Stockholders...................................................................67

ARTICLE 16. SERIES C PREFERRED UNITS.............................................................................68

   Section 16.1.     Designation and Number......................................................................68
   Section 16.2.     Ranking.....................................................................................68
   Section 16.3.     Distributions...............................................................................68
   Section 16.4.     Liquidation Proceeds........................................................................70
   Section 16.5.     Series C Redemption.........................................................................70
   Section 16.6.     Voting Rights...............................................................................72
   Section 16.7.     Transfer Restrictions.......................................................................73
   Section 16.8.     Exchange Rights.............................................................................73
   Section 16.9.     No Conversion Rights........................................................................78
   Section 16.10.    No Sinking Fund.............................................................................78

ARTICLE 17. SERIES D PREFERRED UNITS.............................................................................78

   Section 17.1.     Designation and Number......................................................................78
   Section 17.2.     Ranking.....................................................................................78
   Section 17.3.     Distributions...............................................................................79
   Section 17.4.     Liquidation Proceeds........................................................................80
   Section 17.5.     Series D Redemption.........................................................................81
   Section 17.6.     Voting and Certain Management Rights........................................................82
   Section 17.7.     Transfer Restrictions.......................................................................85
   Section 17.8.     Exchange Rights.............................................................................85
   Section 17.9.     No Conversion Rights........................................................................89
   Section 17.10.    No Sinking Fund.............................................................................89

ARTICLE 18. SERIES E PREFERRED UNITS.............................................................................90

   Section 18.1.     Designation and Number......................................................................90
   Section 18.2.     Ranking.....................................................................................90
   Section 18.3.     Distributions...............................................................................90
   Section 18.4.     Liquidation Proceeds........................................................................92
   Section 18.5.     Series E Redemption.........................................................................92
   Section 18.6.     Voting and Certain Management Rights........................................................94
   Section 18.7.     Transfer Restrictions.......................................................................96
   Section 18.8.     Exchange Rights.............................................................................96
   Section 18.9.     No Conversion Rights.......................................................................101
   Section 18.10.    No Sinking Fund............................................................................101

ARTICLE 19. SERIES F PREFERRED UNITS............................................................................101

   Section 19.1.     Designation and Number.....................................................................101
   Section 19.2.     Ranking....................................................................................101
   Section 19.3.     Distributions..............................................................................101
   Section 19.4.     Liquidation Proceeds.......................................................................103
   Section 19.5.     Series F Redemption........................................................................103
   Section 19.6.     Voting and Certain Management Rights.......................................................105
   Section 19.7.     Transfer Restrictions......................................................................107
   Section 19.8.     Exchange Rights............................................................................108
   Section 19.9.     No Conversion Rights.......................................................................113
   Section 19.10.    No Sinking Fund............................................................................113
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
ARTICLE 20. SERIES G PREFERRED UNITS............................................................................113

   Section 20.1.     Designation and Number.....................................................................113
   Section 20.2.     Ranking....................................................................................113
   Section 20.3.     Distributions..............................................................................113
   Section 20.4.     Liquidation Proceeds.......................................................................115
   Section 20.5.     Series G Redemption........................................................................115
   Section 20.6.     Voting and Certain Management Rights.......................................................117
   Section 20.7.     Transfer Restrictions......................................................................119
   Section 20.8.     Exchange Rights............................................................................120
   Section 20.9.     No Conversion Rights.......................................................................125
   Section 20.10.    No Sinking Fund............................................................................125

ARTICLE 21. SERIES H PREFERRED UNITS............................................................................125

   Section 21.1.     Designation and Number.....................................................................125
   Section 21.2.     Ranking....................................................................................125
   Section 21.3.     Distributions..............................................................................125
   Section 21.4.     Liquidation Proceeds.......................................................................127
   Section 21.5.     Series H Redemption........................................................................128
   Section 21.6.     Voting and Certain Management Rights.......................................................129
   Section 21.7.     Transfer Restrictions......................................................................132
   Section 21.8.     Exchange Rights............................................................................132
   Section 21.9.     No Conversion Rights.......................................................................136
   Section 21.10.    No Sinking Fund............................................................................137
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                           EIGHTH AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                              AMB PROPERTY II, L.P.

                THIS EIGHTH AMENDED AND RESTATED AGREEMENT OF LIMITED
PARTNERSHIP, dated as of September 1, 2000, is entered into by and among AMB
Property Holding Corporation, a Maryland corporation (the "Company"), as the
General Partner, and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners (the "Existing Limited Partners"), together with any other Persons who become Partners in the Partnership as provided herein.

                WHEREAS, the General Partner and the Existing Limited Partners are parties to that certain Seventh Amended and Restated Agreement of Limited
Partnership, dated August 29, 2000, as amended;

                WHEREAS, on November 24, 1998, Belcrest Realty Corporation, a
Delaware corporation and Belair Real Estate Corporation, a Delaware corporation
(each a "Contributor" and, together the "Contributors") made an aggregate
Capital Contribution of $110,000,000, in cash, to the Partnership in exchange for which the Contributors received an aggregate of 2,200,000 Series C Preferred
Units in the Partnership;

                WHEREAS, on May 5, 1999, J.P. Morgan Mosaic Fund, LLC, a
Delaware limited liability company (the "Series D Contributor") made a Capital
Contribution of $79,766,850, in cash, to the Partnership in exchange for which the Series D Contributor received 1,595,337 Series D Preferred Units in the
Partnership;

                WHEREAS, on August 31, 1999, Fifth Third Equity Exchange Fund
1999, LLC, a Delaware limited liability company (the "Series E Contributor") made a Capital Contribution of $11,022,000, in cash, to the Partnership in exchange for which the Series E Contributor received 220,440 Series E Preferred
Units in the Partnership;

                WHEREAS, on March 22, 2000, Bailard, Biehl & Kaiser Technology
Exchange Fund, LLC, a Delaware limited liability company (the "Series F
Contributor") made a Capital Contribution of $19,871,950, in cash, to the Partnership in exchange for which the Series F Contributor received 397,439
Series F Preferred Units in the Partnership;

                WHEREAS, on August 29, 2000, Bailard, Biehl & Kaiser Technology
Exchange Fund, LLC, a Delaware limited liability company (the "Series G
Contributor") made a Capital Contribution of $1,000,000, in cash, to the Partnership in exchange for which the Series G Contributor received 20,000
Series G Preferred Units in the Partnership;

                WHEREAS, pursuant to Section 4.3.B of the Partnership Agreement, the General Partner may, in its sole and absolute discretion subject to Delaware law, in connection with any




Capital Contribution, issue additional Partnership Interests in one or more classes, or one or more series of any such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to then existing Limited Partnership Interests;

                WHEREAS, on the date hereof, J.P. Morgan Mosaic Fund IV, LLC, a Delaware limited liability company (the "Series H Contributor") has made a Capital Contribution of $42,000,000, in cash, to the Partnership in exchange for which the Series H Contributor is entitled to receive an aggregate of 840,000 Series H Preferred Units in the Partnership with the rights, preferences, exchange and other rights, voting powers and restrictions, limitations as to distributions, qualifications and terms and conditions as set forth herein;

                WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend and restate the Partnership Agreement to reflect (i) the issuance of the Series H Preferred Units, (ii) the admission of the Series H Contributor as an Additional Limited Partner and a holder of a certain number of Series H Preferred Units and (iii) certain other matters described herein;

                WHEREAS, the Series H Contributor desires to become a party to the Partnership Agreement as a Limited Partner and to be bound by all terms, conditions and other provisions of the Partnership Agreement; and

                WHEREAS, by virtue of the execution of this Agreement by the Company in its capacity as General Partner of the Partnership, the General Partner hereby consents to the amendment and restatement of the Seventh Amended and Restated Agreement of Limited Partnership.

                NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                     DEFINED TERMS AND RULES OF CONSTRUCTION

                Section 1.1. Definitions

                The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

                "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

                "Additional Funds" shall have the meaning set forth in Section 4.3.A.

                "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 and who is shown as such on the books and records of the Partnership.

                "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                (i) decrease such deficit by any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g); and

                (ii) increase such deficit by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and
                        (6).

                The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section
1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                "Adjustment Date" shall have the meaning set forth in Section 4.3.D.

                "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

                "Agreed Value" means (i) in the case of any Contributed Property set forth in Exhibit A and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit A; (ii) in the case of any Contributed Property not set forth in Exhibit A and as of the time of its contribution to the Partnership, the fair market value of such property or other consideration as determined by the General Partner, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (iii) in the case of any property distributed to a Partner by the Partnership, the fair market value of such property as determined by the General Partner at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of the distribution as determined under Section 752 of the Code and the Regulations thereunder.

                "Agreement" means this Eighth Amended and Restated Agreement of Limited Partnership, as it may be amended, modified, supplemented or restated from time to time.

                "AMB" means AMB Property Corporation, a Maryland corporation, in its capacity as the owner of 100% of the common stock of the General Partner and as the sole general partner of the Operating Partnership.

                "Appraisal" means with respect to any assets, the opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith; such opinion may be in the form of an opinion by such independent third party that the value for such asset as set by the General Partner is fair, from a financial point of view, to the Partnership.



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                "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

                "Available Cash" means, with respect to any period for which such calculation is being made, (i) the sum of:

                        (a) the Partnership's Net Income or Net Loss (as the
                case may be) for such period,

                        (b) Depreciation and all other noncash charges deducted
                in determining Net Income or Net Loss for such period,

                        (c) the amount of any reduction in reserves of the
                Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

                        (d) the excess of the net proceeds from the sale,
                exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period, and

                        (e) all other cash received by the Partnership for such
                period that was not included in determining Net Income or Net Loss for such period;

                (ii) less the sum of:

                        (a) all principal debt payments made during such period
                by the Partnership,

                        (b) capital expenditures made by the Partnership during
                such period,

                        (c) investments in any entity (including loans made
                thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b),

                        (d) all other expenditures and payments not deducted in
                determining Net Income or Net Loss for such period,

                        (e) any amount included in determining Net Income or Net
                Loss for such period that was not received by the Partnership during such period,

                        (f) the amount of any increase in reserves established
                during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion, and

                        (g) the amount of any working capital accounts and other
                cash or similar balances which the General Partner determines to be necessary or appropriate in its sole and absolute discretion.



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

                Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

                "Board of Directors" means the Board of Directors of AMB.

                "Business Day" means each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in Los Angeles, California or New York, New York are authorized or required by law, regulation or executive order to close.

                "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                (i) To each Partner's Capital Account there shall be added such Partner's Capital Contributions, such Partner's share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to
Section 6.3, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner.

                (ii) From each Partner's Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

                (iii) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                (iv) In determining the amount of any liability for purposes of subsections (i) and (ii) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

                (v) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification; provided that, it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of this Agreement upon the dissolution of the Partnership. The General Partner also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or
Section 1.704-2.

                "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner.

                "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Secretary of State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

                "Charter" means the Company's Articles of Incorporation, as filed with the Maryland Department of Assessments and Taxation on November 24, 1997.

                "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                "Common Unit" means each Partnership Unit that is not entitled to any preference with respect to any other Partnership Unit as to distribution or voluntary or involuntary liquidation, dissolution or winding up of the Partnership.

                "Common Limited Partner" means any Person holding Common Units, and named as a Common Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Common Limited Partner in the Partnership.

                "Consent" means the consent to, approval of, or vote on a proposed action by a Partner given in accordance with Article 14 hereof.

                "Consent of the Limited Partners" means the Consent of a Majority in Interest of the Limited Partners, other than the Preferred Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority in Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

                "Consent of the Partners" means the Consent of Partners, other than the Preferred Limited Partners, holding Percentage Interests that in the aggregate are equal to or greater than a majority of the aggregate Percentage Interests of all Partners, other than the Preferred Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by such Partners, in their sole and absolute discretion.

                "Constructively Own" means ownership under the constructive ownership rules described in Exhibit C.

                "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or, to the extent provided in applicable regulations, deemed contributed by the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code).

                "Contributor" shall have the meaning given to such term in the recitals hereto.

                "Debt" means, as to any Person, as of any date of determination:
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized.

                "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the Federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the Federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                "Funding Debt" means the incurrence of any Debt by or on behalf of the General Partner for the purpose of providing funds to the Partnership.

                "Future Parity Preferred Capital" means, with respect to any series of Parity Preferred Units issued to Future Parity Preferred Unitholders following the date hereof, the product of (i) the number of Parity Preferred Units within such series then held by Preferred Limited Partners (other than the General Partner and the Operating Partnership) and (ii) the sum of the amount contributed to the Partnership per such Parity Preferred Unit by Preferred Limited Partners and the Preferred Distribution Shortfall with respect to each such Parity Preferred Unit, if any.

                "Future Parity Preferred Unitholders" shall have the meaning set forth in Section 17.6.D.

                "General Partner" means the Company or its successors as general partner of the Partnership.

                "General Partner Interest" means a Partnership Interest held by the General Partner. A General Partner Interest may be expressed as a number of Partnership Units.

                "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

                (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner (as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time); provided, that if the contributing Partner is the General Partner then, except with respect to the General Partner's initial Capital Contribution which shall be determined as set forth on Exhibit A, or capital contributions of cash, the determination of the fair market value of the contributed asset shall be determined by (a) the price paid by the General Partner if the asset is acquired by the General Partner contemporaneously with its contribution to the Partnership or (b) by Appraisal if otherwise acquired by the General Partner.

                (ii) Immediately prior to the times listed below, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt:

                (a) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                (d) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                (iii) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner; provided, that if the distributee is the General Partner, or if the distributee and the General Partner cannot agree on such a determination, by Appraisal.

                (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that the General Partner reasonably determines that an adjustment pursuant to subparagraph (ii) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

                (v) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subparagraph (i), (ii) or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

                "Holder" means either the Partner or Assignee owning a Partnership Unit.

                "Immediate Family" means, with respect to any natural Person, such natural Person's estate or heirs or current spouse or former spouse, parents, parents-in-law, children, siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such Person or such Person's spouse, former spouse, parents, parents-in-law, children, siblings or grandchildren.

                "Incapacity" or "Incapacitated" means: (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or his or her estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred and twenty (120) days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment or (h) an appointment referred to in clause (g) is not vacated within ninety (90) days after the expiration of any such stay.

                "Indemnitee" means (i) any Person subject to a claim or demand or made or threatened to be made a party to, or involved or threatened to be involved in, an action, suit or proceeding by reason of his or her status as (a) the General Partner or (b) a director, officer, employee or agent of the Partnership or the General Partner and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

                "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

                "Junior Stock" means shares of capital stock of AMB representing any class or series of equity interest ranking, as to distributions and voluntary or involuntary liquidation, dissolution or winding up of AMB, junior to the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares, the Series G Preferred Shares and the Series H Preferred Shares.

                "Junior Units" means Partnership Units representing any class or series of Partnership Interest ranking, as to distributions and voluntary or involuntary liquidation, dissolution or winding up of the Partnership, junior to the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and the Series H Preferred Units.

                "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Limited Partnership Interest" means a Partnership Interest of a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Partnership Units.

                "Liquidating Events" shall have the meaning set forth in Section 13.1.

                "Liquidator" shall have the meaning set forth in Section 13.2.A.

                "Majority in Interest of the Limited Partners" means Limited Partners (other than any Preferred Limited Partner) holding Percentage Interests that in the aggregate are greater than fifty percent (50%) of the aggregate Percentage Interests of all Limited Partners (other than any Preferred Limited Partner).

                "Majority in Interest of Partners" means Partners (other than Preferred Limited Partners) holding Percentage Interests that are greater than fifty percent (50%) of the aggregate Percentage Interests of all Partners (other than Preferred Limited Partners).

                "Net Income" or "Net Loss" means for each fiscal year of the Partnership, an amount equal to the Partnership's taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                (i) Any income of the Partnership that is exempt from Federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

                (ii) Any expenditures of the Partnership described in Code
Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

                (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                (iv) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year;

                (vi) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

                (vii) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to
Section 6.3 shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Section 6.3 shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

                Solely for purposes of allocating Net Income or Net Loss in any Fiscal Year to the Holders of the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and the Series H Preferred Units pursuant to Sections 6.2.B.1(c) and (e), and Section 6.2.B.2(b), items of Net Income and Net Loss, as the case may be, shall not include Depreciation with respect to properties that are "ceiling limited" in respect of Preferred Limited Partners. For purposes of the preceding sentence, Partnership property shall be considered ceiling limited in respect of a Preferred Limited Partner if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeded depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocable to such Partner by more than 5%.

                "Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

                "Nonrecourse Liability" shall have the meaning set forth in Regulations Section 1.752-1(a)(2).

                "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit B to this Agreement.

                "Operating Partnership" means AMB Property, L.P., a Delaware limited partnership.

                "Parity Preferred Capital" means the sum of (i) the aggregate Series C Preferred Capital for all Holders of Series C Preferred Units (other than the General Partner and the Operating Partnership), (ii) the aggregate Series D Preferred Capital for all Holders of Series D Preferred Units (other than the General Partner and the Operating Partnership), (iii) the aggregate Series E Preferred Capital for all Holders of Series E Preferred Units (other than the General Partner and the Operating Partnership), (iv) the aggregate Series F Preferred Capital for all Holders of Series F Preferred Units (other than the General Partner and the Operating Partnership), (v) the aggregate Series G Preferred Capital for all Holders of Series G Preferred Units (other than the General Partner and the Operating Partnership), (vi) the aggregate Series H Preferred Capital for all Holders of Series H Preferred Units (other than the General Partner and the Operating Partnership) and (vii) the aggregate Future Parity Preferred Capital for each series of Preferred Units issued following the date hereof.

                "Parity Preferred Stock" means any class or series of equity interest of AMB now or hereafter authorized, issued or outstanding expressly designated by AMB to rank on a parity with the Series C Preferred Shares, the Series D Preferred Shares, the Series E Preferred Shares, the Series F Preferred Shares, the Series G Preferred Shares and the Series H Preferred Shares with respect to distributions and rights upon voluntary or involuntary liquidation, winding up or dissolution of AMB.

                "Parity Preferred Unit" means any class or series of Partnership Interests of the Partnership now or hereafter authorized, issued or outstanding expressly designated by the Partnership to rank on a parity with the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and the Series H Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership.

                "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

                "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                "Partner Nonrecourse Debt" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

                "Partner Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(i)(2).

                "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

                "Partnership Interest" means an ownership interest in the Partnership of either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes of Partnership Interests as provided in Section 4.3. A Partnership Interest may be expressed as a number of Partnership Units. Unless otherwise expressly provided for by the General Partner at the time of the original issuance of any Partnership Interests, all Partnership Interests (whether of a Limited Partner or a General Partner) shall be of the same class. The Partnership Interests represented by the Common Units, the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and the Series H Preferred Units are the only Partnership Interests and each such type of unit is a separate class of Partnership Interest for all purposes of this Agreement.

                "Partnership Minimum Gain" shall have the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

                "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash with respect to Common Units pursuant to Section

5.1 which record date shall be the same as the record date established by AMB for a distribution to its stockholders of some or all of its portion of such distribution.

                "Partnership Unit" means, with respect to any class of Partnership Interest, a fractional, undivided share of such class of Partnership Interest issued pursuant to Sections 4.1 and 4.3. The ownership of Partnership Units may be evidenced by a certificate for units substantially in the form of Exhibit D-1 hereto or as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Sections 4.1 and 4.3.

                "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

                "Percentage Interest" means, as to a Partner holding a class of Partnership Interests, its interest in the Partnership as determined by dividing the Partnership Units of such class owned by such Partner by the total number of Partnership Units of such class then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. If the Partnership issues more than one class of Partnership Interest, the interest in the Partnership among the classes of Partnership Interests shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes of Partnership Interest, if any, as contemplated by Section 4.3.B.

                "Person" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

                "Plan Asset Regulation" means the regulations promulgated by the United States Department of Labor in Title 29, Code of Federal Regulations, Part 2510, Section 101-3, and any successor regulations thereto.

                "Pledge" shall have the meaning set forth in Section 11.3.A.

                "Preferred Distribution Shortfall" shall have the meaning given to such term in Section 5.1 hereof.

                "Preferred Limited Partner" means any Person holding a Preferred Unit, and named as a Preferred Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner or Additional Limited Partner, in such Person's capacity as a Preferred Limited Partner in the Partnership.

                "Preferred Share" means a share of AMB preferred stock, par value $.01 per share, with such rights, priorities and preferences as shall be designated by the Board of Directors in accordance with the REIT Charter.

                "Preferred Unit" means a Partnership Unit representing a Limited Partnership Interest, with such preferential rights and priorities as shall be designated by the General Partner pursuant to Section 4.3.C hereof including, without limitation, the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and the Series H Preferred Units.

                "Priority Return" means with respect to (i) the Series C Preferred Units, the Series C Priority Return, (ii) the Series D Preferred Units, the Series D Priority Return, (iii) the Series E Preferred Units, the Series E Priority Return, (iv) the Series F Preferred Units, the Series F Priority Return, (v) the Series G Preferred Units, the Series G Priority Return and (vi) the Series H Preferred Units, the Series H Priority Return.

                "Properties" means such interests in real property and personal property including without limitation, fee interests, interests in ground leases, interests in joint ventures, interests in mortgages, and Debt instruments as the Partnership may hold from time to time.

                "PTP" shall have the meaning set forth in Section 16.7.

                "Qualified REIT Subsidiary" means any Subsidiary of AMB that is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

                "Qualified Transferee" means an "Accredited Investor" as defined in Rule 501 promulgated under the Securities Act.

                "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                "Regulatory Allocations" shall have the meaning set forth in
Section 6.3.A(viii).

                "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

                "REIT Charter" means the Articles of Incorporation of AMB as of November 24, 1997, as amended by the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on July 23, 1998 designating the 8_% Series A Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on November 12, 1998 designating the 8M% Series B Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on November 24, 1998 designating the 8_% Series C Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on May 5, 1999 designating the 7.75% Series D Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on August 31, 1999 designating the 7.75% Series E Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on March 23, 2000 designating the 7.95% Series F Cumulative Redeemable Preferred Stock, the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on August 30, 2000 designating the 7.95% Series G Cumulative Redeemable Preferred Stock and the Articles Supplementary filed with the Maryland Department of Assessments and Taxation on September 1, 2000 designating the 8.125% Series H Cumulative Redeemable Preferred Stock and as further amended or restated from time to time.

                "REIT Requirements" shall have the meaning set forth in Section 5.1.

                "REIT Share" means a share of common stock, par value $.01 per share, of AMB.

                "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

                "Series B Preferred Units" shall have the meaning set forth in
Section 16.8.C.

                "Series C Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series C Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on November 24, 1998.

                "Series C Limited Partner" means any Person holding Series C Preferred Units and named as a Series C Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series C Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series C Preferred Units then held by the Series C Limited Partner (including the General Partner and the Operating Partnership to the extent either of them holds Series C Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series C Preferred Unit.

                "Series C Preferred Share" means a share of 8_% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50 per share, of AMB.

                "Series C Preferred Units" means the Partnership's 8_% Series C Cumulative Redeemable Partnership Units.

                "Series C Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 16.3.A hereof.

                "Series C Priority Return" shall mean an amount equal to 8_% per annum on an amount equal to $50 per Series C Preferred Unit then outstanding (equivalent to $4.375 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from November 24, 1998 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 16.3 hereof. Notwithstanding the foregoing, distributions on the Series C Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the Series C Preferred Unit Distribution Payment Date on which they first become payable.

                "Series C Redemption" shall have the meaning set forth in
Section 16.5.A.

                "Series D Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series D Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on May 5, 1999.

                "Series D Limited Partner" means any Person holding Series D Preferred Units and named as a Series D Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series D Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series D Preferred Units then held by the Series D Limited Partner (including the General Partner and the Operating Partnership to the extent either of them holds Series C Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series D Preferred Unit.

                "Series D Preferred Share" means a share of 7.75% Series D Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50 per share, of AMB.

                "Series D Preferred Units" means the Partnership's 7.75% Series D Cumulative Redeemable Membership Units.

                "Series D Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 17.3.A hereof.

                "Series D Priority Return" shall mean an amount equal to 7.75% per annum on an amount equal to $50 per Series D Preferred Unit then outstanding (equivalent to $3.875 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from May 5, 1999 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 17.3 hereof. Notwithstanding the foregoing, distributions on the Series D Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series D Preferred Units will accumulate as of the Series D Preferred Unit Distribution Payment Date on which they first become payable.

                "Series D Redemption" shall have the meaning set forth in
Section 17.5.A.

                "Series E Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series E Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on August 31, 1999.

                "Series E Limited Partner" means any Person holding Series E Preferred Units and named as a Series E Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series E Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series E Preferred Units then held by the Holder (including the General Partner and the Operating Partnership to the extent either of them holds Series E Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series E Preferred Unit.

                "Series E Preferred Share" means a share of 7.75% Series E Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50.00 per share, of AMB.

                "Series E Preferred Units" means the Partnership's 7.75% Series E Cumulative Redeemable Partnership Units.

                "Series E Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 18.3.A hereof.

                "Series E Priority Return" shall mean an amount equal to 7.75% per annum on an amount equal to $50.00 per Series E Preferred Unit then outstanding (equivalent to $3.875 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from August 31, 1999 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 18.3 hereof. Notwithstanding the foregoing, distributions on the Series E Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series E Preferred Units will accumulate as of the Series E Preferred Unit Distribution Payment Date on which they first become payable.

                "Series E Redemption" shall have the meaning set forth in
Section 18.5.A.

                "Series F Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series F Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on March 23, 2000.

                "Series F Limited Partner" means any Person holding Series F Preferred Units and named as a Series F Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series F Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series F Preferred Units then held by the Holder (including the General Partner and the Operating Partnership to the extent either of them holds Series F Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series F Preferred Unit.

                "Series F Preferred Share" means a share of 7.95% Series F Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50.00 per share, of AMB.

                "Series F Preferred Units" means the Partnership's 7.95% Series F Cumulative Redeemable Partnership Units.

                "Series F Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 19.3.A hereof.

                "Series F Priority Return" shall mean an amount equal to 7.95% per annum on an amount equal to $50.00 per Series F Preferred Unit then outstanding (equivalent to $3.975 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from March 22, 2000 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 19.3 hereof. Notwithstanding the foregoing, distributions on the Series F Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series F Preferred Units will accumulate as of the Series F Preferred Unit Distribution Payment Date on which they first become payable.

                "Series F Redemption" shall have the meaning set forth in
Section 19.5.A.

                "Series G Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series G Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on August 29, 2000.

                "Series G Limited Partner" means any Person holding Series G Preferred Units and named as a Series G Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series G Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series G Preferred Units then held by the Holder (including the General Partner and the Operating Partnership to the extent either of them holds Series G Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series G Preferred Unit.

                "Series G Preferred Share" means a share of 7.95% Series G Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50.00 per share, of AMB.

                "Series G Preferred Units" means the Partnership's 7.95% Series G Cumulative Redeemable Partnership Units.

                "Series G Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 20.3.A hereof.

                "Series G Priority Return" shall mean an amount equal to 7.95% per annum on an amount equal to $50.00 per Series G Preferred Unit then outstanding (equivalent to $3.975 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from August 29, 2000 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 20.3 hereof. Notwithstanding the foregoing, distributions on the Series G Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series G Preferred Units will accumulate as of the Series G Preferred Unit Distribution Payment Date on which they first become payable.

                "Series G Redemption" shall have the meaning set forth in
Section 20.5.A.

                "Series H Articles Supplementary" means the Articles Supplementary of AMB in connection with its Series H Preferred Shares, as filed with the Maryland Department of Assessments and Taxation on September 1, 2000.

                "Series H Limited Partner" means any Person holding Series H Preferred Units and named as a Series H Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

                "Series H Preferred Capital" means a Capital Account balance equal to the product of (i) the number of Series H Preferred Units then held by the Holder (including the General Partner and the Operating Partnership to the extent either of them holds Series H Preferred Units) multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series H Preferred Unit.

                "Series H Preferred Share" means a share of 8.125% Series H Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation preference $50.00 per share, of AMB.

                "Series H Preferred Units" means the Partnership's 8.125% Series H Cumulative Redeemable Partnership Units.

                "Series H Preferred Unit Distribution Payment Date" shall have the meaning set forth in Section 21.3.A hereof.

                "Series H Priority Return" shall mean an amount equal to 8.125% per annum on an amount equal to $50.00 per Series H Preferred Unit then outstanding (equivalent to $4.0625 per annum). Such amount shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), cumulative from September 1, 2000 to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 21.3 hereof. Notwithstanding the foregoing, distributions on the Series H Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series H Preferred Units will accumulate as of the Series H Preferred Unit Distribution Payment Date on which they first become payable.

                "Series H Redemption" shall have the meaning set forth in
Section 21.5.A.

                "Specified Redemption Date" means the day of receipt by the General Partner of a Notice of Redemption.

                "Subsidiary" shall mean, with respect to any person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such person.

                "Subsidiary Partnership" means any partnership or limited liability company that is a Subsidiary of the Partnership or the Operating Partnership.

                "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

                "Tax Items" shall have the meaning set forth in Section 6.4.A.

                "Tenant" means any tenant from which AMB derives rent either directly or indirectly through partnerships, including the Partnership.

                                   ARTICLE 2.
                             ORGANIZATIONAL MATTERS

                Section 2.1. Organization

                The Partnership is a limited partnership formed pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

                Section 2.2. Name

                The name of the Partnership is AMB Property II, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

                Section 2.3. Resident Agent; Principal Office

                The name and address of the resident agent of the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The address of the principal office of the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 at such address. The principal office of the Partnership is located at 505 Montgomery Street, San Francisco, California 94111, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

                Section 2.4. Power of Attorney

                A. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices: (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 11, 12 and 13 or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                (ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement.

                B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or any Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                Section 2.5. Term

                The term of the Partnership commenced on October 15, 1997 and shall continue until October 15, 2096 unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                Section 2.6. Number of Partners

                Without the consent of the General Partner which may be given or withheld in its sole discretion, the Partnership shall not at any time have more than one hundred (100) partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (such entity, a "flow through entity"), but only if substantially all of the value of such person's interest in the flow through entity is attributable to the flow through entity's interest (direct or indirect) in the Partnership).

                                   ARTICLE 3.
                                     PURPOSE

                Section 3.1. Purpose and Business

                The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit AMB, in its capacity as the owner of 100% of the Common Stock of the General Partner and as the sole General Partner of the Operating Partnership, at all times to be classified as a REIT for Federal income tax purposes, unless AMB ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged, directly or indirectly, in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting AMB's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that AMB's current status as a REIT inures to the benefit of all the Partners and not solely the General Partner.

                Section 3.2. Powers

                The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and manage, lease, sell, transfer and dispose of real property; provided, however, not withstanding anything to the contrary in this Agreement, the Partnership shall not take, or refrain from taking, any action which, in the judgment of AMB, in its sole and absolute discretion, (i) could adversely affect the ability of AMB, in its capacity as the owner of 100% of the Common Stock of the General Partner and as the sole general partner of the Operating Partnership, to continue to qualify as a REIT, (ii) absent the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, and except with respect to the distribution of Available Cash to the Series C Limited Partners, the Series D Limited Partners, the Series E Limited Partners, the Series F Limited Partners, the Series G Limited Partners and the Series H Limited Partners in accordance with Sections 16.3, 17.3, 18.3, 19.3,
20.3 and 21.3, respectively, could subject AMB to any taxes under Section 857 or
Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over AMB or its securities, unless any such action (or inaction) under the foregoing clauses (i), (ii) or
(iii) shall have been specifically consented to by AMB in writing.

                Section 3.3. Partnership Only for Purposes Specified

                The Partnership shall be a partnership only for the purposes specified in Section 3.1, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in
Section 3.1. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

                Section 3.4. Representations and Warranties by the Parties

                A. Each Partner that is an individual represents and warrants to each other Partner that (i) such Partner has in the case of any Person other than an individual, the power and authority, and in the case of an individual, the legal capacity, to enter into this Agreement and perform such Partner's obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, (iii) such Partner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code and (iv) this Agreement has been duly executed and delivered by such Partner and is binding upon, and enforceable against, such Partner in accordance with its terms.

                B. Each Partner that is not an individual represents and warrants to each other Partner that (i) its execution and delivery of this Agreement and all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s), as the case may be, as required,
(ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its certificate of limited partnership, partnership agreement, trust agreement, limited liability company operating agreement, charter or by-laws, as the case may be, any agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or stockholders, as the case may be, is or are subject, (iii) such Partner is neither a "foreign person" within the meaning of
Section 1445(f) of the Code nor a "foreign partner" within the meaning of
Section 1446(e) of the Code and (iv) this Agreement has been duly executed and delivered by such Partner and is binding upon, and enforceable against, such Partner in accordance with its terms.

                C. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

                D. Each Partner further represents, warrants and agrees as follows:

                        (i) Except as provided in Exhibit E, at any time such Partner actually or Constructively owns a 25% or greater capital interest or profits interest in the Partnership, it does not and will not, without the prior written consent of the General Partner, actually own or Constructively Own (a) with respect to any Tenant that is a corporation, any stock of such Tenant and (b) with respect to any Tenant that is not a corporation, any interests in either the assets or net profits of such Tenant.

                        (ii) Except as provided in Exhibit F, at any time such Partner actually or Constructively owns a 25% or greater capital interest or profits interest in the Partnership, it does not, and agrees that it will not without the prior written consent of the General Partner, actually own or Constructively Own, any stock in AMB, other than any shares of capital stock of AMB that such Partner may acquire pursuant to Sections 16.8, 17.8, 18.8, 19.8, 20.8 or 21.8, subject to the ownership limitations set forth in the REIT Charter.

                        (iii) Upon request of the General Partner, it will disclose to the General Partner the amount of shares of capital stock of AMB that it actually owns or Constructively Owns.

                        (iv) It understands that if, for any reason, (a) the representations, warranties or agreements set forth in Section 3.4.D(i) or (ii) are violated or (b) the Partnership's actual or Constructive Ownership of the REIT Shares or other shares of capital stock of AMB violates the limitations set forth in the REIT Charter, then (x) some or all of the Series C Redemption rights or rights to exchange Partnership Interests for Series C Preferred Shares, some or all of the Series D Redemption rights or rights to exchange Partnership Interests for Series D Preferred Shares, some or all of the Series E Redemption rights or rights to exchange Partnership Interests for Series E Preferred Shares, some or all of the Series F Redemption rights or rights to exchange Partnership Interests for Series F Preferred Shares, some or all of the Series G Redemption rights or rights to exchange Partnership Interests for Series G Preferred Shares or some or all of the Series H Redemption rights or rights to exchange Partnership Interests for Series H Preferred Shares of the Limited Partners may become non-exercisable, and
        (y) some or all of such shares owned by the Partners and/or some or all of the Partnership Interests owned by the Limited Partners may be automatically transferred to a trust for the benefit of a charitable beneficiary, as provided in the REIT Charter and Exhibit I of this Agreement, respectively.

                E. The representations and warranties contained in Sections 3.4.A, 3.4.B, 3.4.C and 3.4.D shall survive the execution and delivery of this Agreement by each Partner and the dissolution and winding up of the Partnership.

                F. Each Partner hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

                Section 3.5. Certain ERISA Matters

                Each Partner acknowledges that the Partnership is intended to qualify as a "real estate operating company" (as such term is defined in the Plan Asset Regulation). The General Partner will use its reasonable best efforts to structure the investments in, relationships with and conduct with respect to Properties and any other assets of the Partnership so that the Partnership will be a "real estate operating company" (as such term is defined in the Plan Asset Regulation).

                                   ARTICLE 4.
                              CAPITAL CONTRIBUTIONS

                Section 4.1. Capital Contributions of the Partners

                At the time of their respective execution of this Agreement, the Partners shall make or shall have made Capital Contributions as set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units of the class and in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to accurately reflect exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner's Percentage Interest. Except as required by law or as otherwise provided in Sections 4.3 and 10.5, no Partner shall be required or permitted to make any additional Capital Contributions or loans to the Partnership.

                Section 4.2. Loans

                Subject to Section 4.3, the Partnership may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) with any Person, including the General Partner, the Operating Partnership and their affiliates, upon such terms as the General Partner determines appropriate; provided, that the Partnership shall not incur any Debt that is recourse to the General Partner, except to the extent otherwise agreed to by the General Partner in its sole discretion.

                Section 4.3. Additional Funding and Capital Contributions

                A. General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds") for the acquisition of additional Properties or for such other Partnership purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3. No Person shall have any preemptive, preferential or similar right or rights to subscribe for or acquire any Partnership Interest.

                B. Issuance of Additional Partnership Interests. The General Partner may raise all or any portion of the Additional Funds by accepting additional Capital Contributions of cash. The General Partner may also accept additional Capital Contributions of real property or other non-cash assets. In connection with any such additional Capital Contributions (of cash or property), and subject to Sections 16.6, 17.6, 18.6, 19.6, 20.6 and 21.6 hereof, the General Partner is hereby authorized to cause the Partnership from time to time to issue to Partners (including the General Partner) or other Persons (including, without limitation, in connection with the contribution of property to the Partnership) additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to then existing Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, and as set forth by amendment to this Agreement, including without limitation: (i) the allocations of items of Partnership income, gain, loss, deduction, and credit to such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; and (iv) the right to vote. In the event that the Partnership issues additional Partnership Interests pursuant to this Section 4.3.B, the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Sections 5.4 and 6.2.C) as it determines are necessary to reflect the issuance of such additional Partnership Interests.

                C. Percentage Interest Adjustments in the Case of Capital Contributions for Partnership Units. Upon the acceptance of additional Capital Contributions in exchange for Partnership Units, the Percentage Interest related thereto, and the Percentage Interest of each other Partner, shall be equal to the amounts agreed to by the Partnership and the contributors.

                D. AMB agrees to comply with Section 4.3.D of the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended or waived from time to time.

                Section 4.4. No Preemptive Rights

                Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) making additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any Partnership Units or other Partnership Interests.

                Section 4.5. Other Contribution Provisions

                In the event that any Partner is admitted to the Partnership and is given (or is treated as having received) a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such Partner in cash, and the Partner had contributed such cash to the capital of the Partnership. In addition, with the consent of the General Partner, in its sole discretion, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

                                   ARTICLE 5.
                                  DISTRIBUTIONS

                Section 5.1. Requirement and Characterization of Distributions

                The General Partner shall cause the Partnership to distribute all, or such portion as the General Partner may in its discretion determine, Available Cash generated by the Partnership (i) first, to the extent that the amount of cash distributed with respect to any Partnership Interests that are entitled to any preference in distribution for any prior distribution period was less than the required distribution for such outstanding Partnership Interests for such prior distribution period, and to the extent such deficiency has not been subsequently distributed pursuant to this Section 5.1 (a "Preferred Distribution Shortfall"), in accordance with the rights of such class of Partnership Interests (and within such class, pro rata in proportion to the respective Percentage Interests on the applicable record date) and to the Partners who are Partners on the applicable record date with respect to such distribution, (ii) second, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class of Partnership Interests (and within such class, pro rata in proportion to the respective Percentage Interests on the applicable record date) and (iii) third, with respect to Partnership Interests that are not entitled to any preference in distribution, pro rata to each such class on a quarterly basis and in accordance with the terms of such class to Partners who are Partners of such class on the Partnership Record Date with respect to such distribution (and within each such class, pro rata in proportion with the respective Percentage Interests on such Partnership Record Date). Except as expressly provided for in
Article 16 with respect to the Series C Preferred Units, in Article 17 with respect to the Series D Preferred Units, in Article 18 with respect to the Series E Preferred Units, in Article 19 with respect to the Series F Preferred Units, in Article 20 with respect to the Series G Preferred Units, in Article 21 with respect to the Series H Preferred Units and in an agreement, if any, entered into in connection with the creation of a new class of Partnership Interests in accordance with Article 4, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with AMB's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable AMB, in its capacity of general partner of the Operating Partnership, and the sole stockholder of the General Partner, to pay stockholder dividends that will, so long as AMB has determined to qualify as a REIT (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements") and
(b) except to the extent otherwise determined by the

General Partner, avoid any Federal income or excise tax liability of the AMB, except to the extent that a distribution pursuant to clause (b) would prevent the Partnership from making a distribution to the holders of Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units in accordance with Sections 16.3, 17.3, 18.3, 19.3, 20.3 and 21.3, respectively.

                Section 5.2. Distributions in Kind

                No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10; provided, however, that, in such case, the General Partners shall distribute only cash to the Series C Limited Partners, the Series D Limited Partners, the Series E Limited Partners, the Series F Limited Partners, the Series G Limited Partners and Series H Limited Partners.

                Section 5.3. Distributions Upon Liquidation

                Proceeds from a Liquidating Event shall be distributed to the Partners in accordance with Section 13.2.

                Section 5.4. Distributions to Reflect Issuance of Additional Partnership Interests

                In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to
Section 4.3.B or 4.4, the General Partner shall make such revisions to this
Article 5 as it determines are necessary to reflect the issuance of such additional Partnership Interests. In the absence of any agreement to the contrary, an Additional Limited Partner shall be entitled to the distributions set forth in Section 5.1 (without regard to this Section 5.4) with respect to the quarter during which the closing of its contribution to the Partnership occurs, multiplied by a fraction the numerator of which is the number of days from and after the date of such closing through the end of the applicable quarter, and the denominator of which is the total number of days in such quarter.

                                   ARTICLE 6.
                                   ALLOCATIONS

                Section 6.1. Timing and Amount of Allocations of Net Income and Net Loss

                Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each fiscal year of the Partnership as of the end of each such year. Subject to the other provisions of this Article 6, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

                Section 6.2. General Allocations

                A. In General. Except as otherwise provided in this Article 6, Net Income and Net Loss allocable with respect to a class of Partnership Interests, shall be allocated to each of the Holders holding such class of Partnership Interests in accordance with their respective Percentage Interest of such class.

                B. B.1. Net Income. Except as provided in Section 6.3, Net Income for any Partnership Year shall be allocated in the following manner and order of priority:

                (a) First, 100% to the General Partner in an amount equal to the remainder, if any, of the cumulative Net Losses allocated to the General Partner pursuant to Section 6.2.B.2(d) for all prior Partnership Years minus the cumulative Net Income allocated to the General Partner pursuant to this Section 6.2.B.1(a) for all prior Partnership Years;

                (b) Second, 100% to each Holder of Partnership Interests in an amount equal to the remainder, if any, of the cumulative Net Losses allocated to each such Holder pursuant to Section 6.2.B.2(c) for all prior Partnership Years minus the cumulative Net Income allocated to such Holder pursuant to this Section 6.2.B.1(b) for all prior Partnership Years;

                (c) Third, 100% to the Holders of Preferred Units in an amount equal to the remainder, if any, of the cumulative Net Losses allocated to such Holders pursuant to Section 6.2.B.2(b) for all prior Partnership Years minus the cumulative Net Income allocated to such Holders pursuant to this Section 6.2.B.1(c) for all prior Partnership Years;

                (d) Fourth, 100% to the Holders of Common Units in an amount equal to the remainder, if any, of the cumulative Net Losses allocated to each such Holder pursuant to Section 6.2.B.2(a) for all prior Partnership Years minus the cumulative Net Income allocated to each Holder pursuant to this Section 6.2.B.1(d) for all prior Partnership Years;

                (e) Fifth, 100% to the Holders of Preferred Units, with respect to each series of Preferred Units, in an amount equal to the excess of (i) the cumulative Priority Return to the last day of the current Partnership Year or to the date of redemption of such Preferred Units, to the extent such Preferred Units are redeemed during such year, over (ii) the cumulative Net Income allocated to the Holders of such Preferred Units, pursuant to this
                        Section 6.2.B.1(e) for all prior Partnership Years; and

                (f) Sixth, 100% to the Holders of Common Units in accordance with their respective Percentage Interests in the Common Units.

                To the extent the allocations of Net Income set forth above in any paragraph of this Section 6.2.B.1 are not sufficient to entirely satisfy the allocation set forth in such paragraph, such allocation shall be made in proportion to the total amount that would have been allocated pursuant to such paragraph without regard to such shortfall.

                B.2. Net Losses. Except as provided in Section 6.3, Net Losses for any Partnership Year shall be allocated in the following manner and order of priority:

                (a) First, 100% to the Holders of Common Units in accordance with their respective Percentage Interests in the Common Units (to the extent consistent with this Section 6.2.B.2(a)) until the Adjusted Capital Account (ignoring for this purpose any amounts a Holder is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations
                        Section 1.704-1(b)(2)(ii)(c)(2) and ignoring the Holder's Series C Preferred Capital, Series D Preferred Capital, Series E Preferred Capital, Series F Preferred Capital, Series G Preferred Capital and Series G Preferred Capital) of each such Holder is zero;

                (b) Second, 100% to the Holders of Preferred Units, pro rata to each such Holder's Adjusted Capital Account (ignoring for this purpose any amounts a Holder is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations
                        Section 1.704-1(b)(2)(ii)(c)(2)), until the Adjusted Capital Account (as so modified) of each such Holder is zero;

                (c) Third, 100% to the Holders of Partnership Interests to the extent of, and in proportion to, the positive balance (if any) in their Adjusted Capital Accounts; and

                (d)     Fourth, 100% to the General Partner.

                C. Allocations to Reflect Issuance of Additional Partnership Interests. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to
Section 4.3 or 4.4, the General Partner shall make such revisions to this
Section 6.2 or to Section 12.2.B as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including making preferential allocations to certain classes of Partnership Interests, subject to the terms of the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units and Series H Preferred Units.

                Section 6.3. Additional Allocation Provisions

                Notwithstanding the foregoing provisions of this Article 6:

                A. Regulatory Allocations.

                        (i) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.A(i) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulation Section 1.704-2(f) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(i).

                        (ii) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4), and notwithstanding the provisions of Section 6.2, or any other provision of this Article 6 (except Section 6.3.A(i)), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.A(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulation Section 1.704-2(i) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(ii).

                        (iii) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any fiscal year shall be specially allocated to the Holders in accordance with their respective Percentage Interest in Common Units. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).

                        (iv) Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to the Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Holder as quickly as possible provided that an allocation pursuant to this Section 6.3.A(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(iv) were not in the Agreement. It is intended that this Section 6.3.A(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations 1.704-1(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Section 6.3.A(iv).

                        (v) Gross Income Allocation. In the event any Holder has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of (a) the amount (if any) such Holder is obligated to restore to the Partnership and (b) the amount such Holder is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.3.A(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(v) and Section 6.3.A(iv) were not in the Agreement.

                        (vi) Limitation on Allocation of Net Loss. To the extent any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated among the other Holders in accordance with their respective Percentage Interests in Common Units, subject to the limitations of this
        Section 6.3.A(vi).

                        (vii) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Holders in accordance with their interests in the Partnership in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holders to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

                        (viii) Curative Allocation. The allocations set forth in Sections 6.3.A(i), (ii), (iii), (iv), (v), (vi), and (vii) (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Sections 6.1 and 6.2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Holder shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.

                B. For purposes of determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-

3(a)(3), each Holder's interest in Partnership profits shall be such Holder's Percentage Interest in Common Units.

                Section 6.4. Tax Allocations

                A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Holders in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3.

                B. Allocations Respecting Section 704(c) Revaluations. Notwithstanding Section 6.4.A, Tax Items with respect to Partnership property that is contributed to the Partnership by a Partner shall be shared among the Holders for income tax purposes pursuant to Regulations promulgated under
Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to Partnership property that is initially contributed to the Partnership upon its formation pursuant to Section 4.1, such variation between basis and initial Gross Asset Value shall be taken into account under the "traditional method" as described in Regulations Section 1.704-3(b). With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under
Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value (provided in Article 1), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under
Section 704(c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g) using any method approved under 704(c) of the Code and the applicable regulations as chosen by the General Partner.

                                   ARTICLE 7.
                      MANAGEMENT AND OPERATIONS OF BUSINESS

                Section 7.1. Management

                A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership; provided, however, that the General Partner may be removed by the Majority in Interest of the Limited Partners, with or without cause, such removal effective upon the delivery of written notice thereof by the Limited Partners to the General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under the Act and other applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including, without limitation:

                (i) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit AMB, in its capacity as the sole general partner of the Operating Partnership and as sole stockholder of the General Partner (for so long as AMB has determined to qualify as a REIT), to avoid the payment of any Federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the
                        Code) and to make distributions to its stockholders sufficient to permit AMB to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on all or any of the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                (iii) subject to the provisions of Section 7.3.D, the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity;

                (iv) the mortgage, pledge, encumbrance or hypothecation of all or any assets of the Partnership, and the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, the General Partner (if necessary to permit the financing or capitalization of a subsidiary of the General Partner or the Partnership) and any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment;

                (v) the negotiation, execution, and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement;

                (vi) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                (vii) the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, the determination of their compensation and other terms of employment or hiring, including waivers of conflicts of interest and the payment of their expenses and compensation out of the Partnership's assets;

                (viii) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                (ix) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); provided that as long as AMB, in its capacity as the sole stockholder of the General Partner and as the sole general partner of the Operating Partnership, has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause AMB to fail to qualify as a REIT;

                (x) the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                (xi) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Person (including, without limitation, contributing or loaning Partnership funds to, incurring indebtedness on behalf of, or guarantying the obligations of any such Persons);

                (xii) subject to the other provisions in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that, such methods are otherwise consistent with requirements of this Agreement;

                (xiii) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

                (xiv) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                (xv) the collection and receipt of revenues and income of the Partnership;

                (xvi) the exercise, directly or indirectly through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                (xvii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                (xviii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

                (xix) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or other agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement; and

                (xx) the making of loans by the Partnership to its Partners, for any purpose, provided that such loans be upon arm's-length terms.

                B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provisions of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance (including, without limitation, earthquake insurance) on the properties of the Partnership and (ii) liability insurance for the Indemnities hereunder.

                D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

                E. In exercising its authority under this Agreement, the General Partner may, but other than as set forth in the following sentence and as expressly set forth in the agreements listed on Exhibit H hereto, shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by the General Partner. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

                F. Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

                Section 7.2. Certificate of Limited Partnership

                To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and to maintain the Partnership's qualification to do business as a foreign limited partnership in each other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(iv), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware, and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

                Section 7.3. Restrictions on General Partner's Authority

                A. The General Partner may not take any action in contravention of this Agreement, including, without limitation:

                (i) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

                (ii) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

                (iii) admit a Person as a Partner, except as otherwise provided in this Agreement;

                (iv) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or

                (v) perform any act that would subject the Partnership to regulation as an "investment company" as such term is defined under the Investment Company Act of 1940, as amended.

                B. The General Partner shall not, without the prior Consent of the Partners (in addition to any Consent of the Limited Partners required by any other provision hereof), undertake, on behalf of the Partnership, any of the following actions or enter into any transaction which would have the effect of such transactions:

                (i) except as provided in Section 7.3.D below, amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of partners pursuant to Article 12;

                (ii) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership;

                (iii) institute any proceeding for bankruptcy on behalf of the Partnership;

                (iv)    confess a judgment against the Partnership; or

                (v) enter into a merger (including a triangular merger), consolidation or other combination of the Partnership with or into another entity.

                C. Except in the case of a Liquidating Event pursuant to Section
13.1 (other than Section 13.1.F), the General Partner shall not, without the prior Consent of the Limited Partners, undertake, on behalf of the Partnership, any actions or enter into any transaction which would have the effect of a dissolution of the Partnership, including a sale, exchange, transfer or other disposition of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions.

                D. Notwithstanding Sections 7.3.B and 7.3.C, but subject to
Section 7.3.E, the General Partner shall have the power, without the Consent of the Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                (ii) to reflect the issuance of additional Partnership Interests pursuant to Section 4.3.B, or the admission, substitution, termination, reduction in

                        Partnership Units or withdrawal of Partners in accordance with this Agreement (which may be effected through the replacement of Exhibit A with an amended Exhibit A);

                (iii) to set forth or amend the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Article 4;

                (iv) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity in, correct or supplement any provision, or make other changes with respect to matters arising under, this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                (v) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a Federal, state of local agency or contained in Federal, state or local law.

                (vi) to reflect such changes as are reasonably necessary for AMB, in its capacity as the sole stockholder of the General Partner and as the sole general partner of the Operating Partnership, to maintain its status as a REIT, including changes which may be necessitated due to a change in applicable law (or an authoritative interpretation thereof) or a ruling of the IRS; and

                (vii) to modify, as set forth in the definition of "Capital Account," the manner in which Capital Accounts are computed.

The General Partner will provide notice to the Limited Partners when any action under this Section 7.3.D is taken.

                E. Notwithstanding Sections 7.3.B, 7.3.C and 7.3.D, this Agreement shall not be amended, and no action may be taken by the General Partner, including in either case through merger or sale of assets of the Partnership or otherwise, without the Consent of each Common Limited Partner or Preferred Limited Partner adversely affected if such amendment or action would
(i) convert a Limited Partner's interest in the Partnership into a general partner's interest (except as the result of the General Partner acquiring such interest), (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Section 13.2.A(4) or Articles 16, 17, 18, 19 or 20 or the allocations specified in
Article 6 (except as permitted pursuant to Sections 4.3 and 7.3.D), (iv) alter the Series C Redemption or exchange rights as set forth in Sections 16.5 and 16.8, respectively, the Series D Redemption or exchange rights as set forth in Sections 17.5 and 17.8, respectively, the Series E Redemption or exchange rights as set forth in Sections 18.5 and 18.8, respectively, the Series F Redemption or exchange rights as set forth in Sections 19.5 and 19.8, respectively, the Series G Redemption or exchange rights as set forth in Sections 20.5 and 20.8, respectively, or the Series H Redemption or exchange rights as set forth in Sections 21.5 and 21.8, respectively, or (v) amend this Section 7.3.E. Further, no amendment may alter the restrictions on the General

Partner's authority set forth elsewhere in this Section 7.3 without the Consent specified in such section.

                F. The General Partner shall not undertake to dispose of any Partnership Property specified in the agreements listed in Exhibit G in a taxable sale or taxable exchange prior to the dates specified in such agreements without the prior consent of each Limited Partner which contributed all or any portion of an interest in such Property to the Partnership, as set forth in such agreements.

                Section 7.4. Reimbursement of the General Partner

                A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                B. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership of interests in and operation of, or for the benefit of, the Partnership. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

                C. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.4 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

                Section 7.5. Outside Activities of the General Partner

                Without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner and the management of the business of the Partnership and such activities as are incidental to the same and activities incidental to the ownership of interests permitted by the next succeeding sentence. Without the Consent of the Limited Partners, the General Partner shall not, directly or indirectly, participate in or otherwise acquire any interest in any real or personal property, except its General Partner Interest, its interest in any Subsidiary Partnership(s) (held directly or indirectly through a Qualified REIT Subsidiary) that the General Partner holds in order to maintain such Subsidiary Partnership's status as a partnership, and such bank accounts, similar instruments or other short-term investments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the REIT Charter. The General Partner's General Partner Interest in the Partnership, and interests in such short-term liquid investments, bank accounts or similar instruments as the General Partner deems necessary to carry out its responsibilities contemplated under this Agreement and the Charter are interests which the General Partner is permitted to acquire and hold for purposes of this
Section 7.5.

                Section 7.6. Employee Benefit Plans

                The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries.

                Section 7.7. Indemnification

                A. The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitee, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

                B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

                D. The Partnership may purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                F. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                I. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.7 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership) such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

                J. Any indemnification hereunder is subject to, and limited by, the provisions of Section 17-108 of the Act.

                K. In the event the Partnership is made a party to any litigation or otherwise incurs any loss or expense as a result of or in connection with any Partner's personal obligations or liabilities unrelated to Partnership business, such Partner shall indemnify and reimburse the Partnership for all such loss and expense incurred, including legal fees, and the Partnership Interest of such Partner may be charged therefor. The liability of a Partner under this Section 7.7.K shall not be limited to such Partner's Partnership Interest, but shall be enforceable against such Partner personally.

                Section 7.8. Liability of the General Partner

                A. Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner and any of its officers, directors, agents and employees shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees, or their successors or assigns, for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if the General Partner acted in good faith.

                B. The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the General Partner's stockholders collectively, that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the General Partner's stockholders (including, without limitation, the tax consequences to Limited Partners or Assignees or to stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions and that the General Partner shall not be liable to the Partnership or to any Limited Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions; provided, that the General Partner has acted in good faith.

                C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the General Partner and any of its officers, directors, agents and employees to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                Section 7.9. Other Matters Concerning the General Partner

                A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

                D. Notwithstanding any other provisions of this Agreement or any non-mandatory provision of the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order to protect the ability of AMB, in its capacity as the sole stockholder of the General Partner and as the sole general partner of the Operating Partnership, for so long as AMB has determined to qualify as a REIT, to (i) continue to qualify as a REIT or (ii) except with respect to the distribution of Available Cash to the Series C Limited Partners, the Series D Limited Partners, the Series E Limited Partners, the Series F Limited Partners, the Series G Limited Partners and the Series H Limited Partners in accordance in accordance with Sections 16.3, 17.3, 18.3, 19.3, 20.3 and 21.3, respectively, avoid AMB incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                E. So long as the General Partner holds any interest in the Partnership (as either a General Partner or Limited Partner), the General Partner shall have "management rights" (as such term is defined in the Plan Asset Regulation) with respect to the Partnership and its Properties to the extent necessary to qualify AMB as a "venture capital operating company" (as such term is defined in the Plan Asset Regulation).

                Section 7.10. Title to Partnership Assets

                Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be deemed held by the General Partner or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                Section 7.11. Reliance by Third Parties

                Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                   ARTICLE 8.
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

                Section 8.1. Limitation of Liability

                The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

                Section 8.2. Management of Business

                No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, general partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Notwithstanding the foregoing, the General Partner may be removed by the Limited Partners, pursuant to and in accordance with Section 7.1. Upon the removal of the General Partner, the Common Limited Partners shall select a successor General Partner, who shall upon the acceptance of such selection be admitted as a successor General Partner pursuant to Section
12.1 hereof. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, general partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

                Section 8.3. Outside Activities of Limited Partners

                Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, Partnership or a Subsidiary, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the Limited Partners benefiting from the business conducted by the General Partner, and such other Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such other Person.

                Section 8.4. Return of Capital

                Except pursuant to the Series C Redemption and exchange rights set forth in Sections 16.5 and 16.8, the Series D Redemption and exchange rights set forth in Sections 17.5 and 17.8, the Series E Redemption and exchange rights set forth in Sections 18.5 and 18.8, the Series F Redemption and exchange rights set forth in Sections 19.5 and 19.8, the Series G Redemption and exchange rights set forth in Sections 20.5 and 20.8, and the Series H Redemption and exchange rights set forth in Sections 21.5 and 21.8, no Limited Partner shall be entitled to the withdrawal or return of his or her Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except as expressly set forth herein with respect to the rights, priorities and preferences of the Preferred Limited Partners holding any series of Preferred Units, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions, or as otherwise expressly provided in this Agreement, as to profits, losses, distributions or credits.

                Section 8.5. Rights of Limited Partners Relating to the Partnership

                A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.B, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at the Partnership's expense:

                (i) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by AMB pursuant to the Exchange Act, and each communication sent to the stockholders of AMB;

                (ii) to obtain a copy of the Partnership's Federal, state and local income tax returns for each Partnership Year;

                (iii) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                (iv) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

                (v) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

                B. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

                                   ARTICLE 9.
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

                Section 9.1. Records and Accounting

                The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

                Section 9.2. Fiscal Year

                The fiscal year of the Partnership shall be the calendar year.

                Section 9.3. Reports

                A. (1) As soon as practicable, but in no event later than the earlier to occur of (a) 105 days after the close of each Partnership Year and
(b) five (5) business days following the date on which Company files its annual report in respect of a fiscal year on Form 10-K, or such other applicable form ("Form 10-K"), with the Securities and Exchange Commission (the "Commission"), a complete copy of AMB's audited financial statements for such fiscal year including a balance sheet, income statement and cash flow statement for such fiscal year prepared and audited by an independent nationally recognized firm of certified public accountants in accordance with GAAP and (2) not later than fifteen (15) days after the date documents are delivered in clause (A)(1) above, the consolidating balance sheet, cash flow statement and income statement of the Operating Partnership for such fiscal year, prepared by AMB; and

                B. (1) As soon as practicable, but in no event later than five
(5) business days following the date on which AMB files its quarterly report in respect of a fiscal quarter on Form 10-Q, or such other applicable form ("Form 10-Q"), with the Commission, a complete copy of AMB's unaudited quarterly financial statements for such fiscal quarter including a balance sheet, income statement and cash flow statement for such fiscal quarter prepared in accordance with GAAP and (2) not later than fifteen (15) days after the date documents are delivered in clause (B)(1) above, the consolidating balance sheet, cash flow statement and income statement of the Operating Partnership for such fiscal quarter, prepared and certified by AMB.

                Section 9.4. Nondisclosure of Certain Information

                Notwithstanding the provisions of Sections 9.1 and 9.3, the General Partner may keep confidential from the Limited Partners any information that the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or which the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

                                   ARTICLE 10.
                                   TAX MATTERS

                Section 10.1. Preparation of Tax Returns

                The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for Federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for Federal and state income tax reporting purposes. Each Limited Partner shall promptly provide the General Partner with such information relating to any Contributed Property contributed by such Limited Partner to the Partnership.

                Section 10.2. Tax Elections

                Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including without limitation, any election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is the best interests of the Partners.

                Section 10.3. Tax Matters Partner

                A. The General Partner shall be the "tax matters partner" of the Partnership for Federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and Assignees.

                B. The tax matters partner is authorized, but not required:

                (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (a) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (b) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

                (ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

                (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                (iv) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

                (vi) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 shall be fully applicable to the tax matters partner in its capacity as such.

                C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

                Section 10.4. Organizational Expenses

                The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

                Section 10.5. Withholding

                Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of Federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each

Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions and the holding of a security interest in such Limited Partner's Partnership Interest). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE 11.
                            TRANSFERS AND WITHDRAWALS

                Section 11.1. Transfer

                A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partner Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. Except to the extent otherwise specified, the term "transfer" when used in this Article 11 does not include any exchange for Series C Preferred Shares pursuant to Section 16.8, any exchange for Series D Preferred Shares pursuant to Section 17.8, any exchange for Series E Preferred Shares pursuant to Section 18.8, any exchange for Series F Preferred Shares pursuant to Section 19.8, any exchange for Series G Preferred Shares pursuant to Section 20.8, or any exchange for Series H Preferred Shares pursuant to Section 21.8. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered, except as may be specifically provided for in this Agreement.

                B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio unless otherwise consented by the General Partner in its sole and absolute discretion.

                Section 11.2. Transfer of General Partner's and Common Limited Partner's Partnership Interest

                A. The General Partner shall not withdraw from the Partnership and shall not transfer all or any portion of its interest in the Partnership (whether by sale, statutory merger, consolidation, liquidation or otherwise). Any attempted transfer of the General Partner Interest shall be void ab initio. To the extent the prior sentence does not have the effect of preventing any such proposed transfer, the transfer shall cause the dissolution of the Partnership.

                B. Except as otherwise provided in this Section 11.2.B, no Common Limited Partner shall withdraw from or transfer all or any portion of its interest in the Partnership (whether by sale, statutory merger, consolidation, liquidation or otherwise). Any attempted transfer of a Common Limited Partner Interest contrary to this Section 11.2.B shall be void ab initio. To the extent the prior sentence does not have the effect of preventing any such proposed transfer, the transfer shall cause the dissolution of the Partnership.

                C. Notwithstanding Section 11.2.B, any Common Limited Partner other than the Operating Partnership shall be permitted to transfer, with the consent of the General Partner (which consent may be given or withheld in the General Partner's sole and absolute discretion), all or any portion of its Partnership Interest to the Operating Partnership.

                Section 11.3. Preferred Limited Partners' Rights to Transfer

                A. Any Preferred Limited Partner may, at any time without the consent of the General Partner, (i) transfer all or any portion of its Partnership Interest to the General Partner, (ii) transfer all or any portion of its Partnership Interest to an Affiliate controlled thereby or to an Immediate Family member, subject to the provisions of Section 11.6, (iii) transfer all or any portion of its Partnership Interest to a trust for the benefit of a charitable beneficiary or to a charitable foundation, subject to the provisions of Section 11.6 and (iv) subject to the provisions of Section 11.6, (a) pledge (a "Pledge") all or any portion of its Partnership Interest to a lending institution, which is not an Affiliate of such Preferred Limited Partner, as collateral or security for a bona fide loan or other extension of credit, or (b) transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension of credit. In addition, each Preferred Limited Partner or Assignee (resulting from a transfer made pursuant to clauses (i)-(iv) of the preceding sentence) shall have the right to transfer all or any portion of its Partnership Interest, subject to the provisions of Section 11.6, provided that any transfer of a Partnership Interest shall be made only to Qualified Transferees.

                It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Preferred Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the REIT Charter, which may limit or restrict such transferee's ability to exercise its Series C Redemption rights or the exchange rights set forth in Sections 16.5 or 16.8, respectively, its Series D Redemption rights or the exchange rights set forth in Sections 17.5 or 17.8, respectively, its Series E Redemption rights or the exchange rights set forth in Sections 18.5 or 18.8, respectively, its Series F Redemption rights or the exchange rights set forth in Sections 19.5 or 19.8, respectively, its Series G Redemption rights or the exchange rights set forth in Sections 20.5 or 20.8, respectively, or its Series H Redemption rights or the exchange rights set forth in Sections 21.5 or 21.8, respectively, and to the representations set forth in Section 3.4.D. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5.

                B. If a Preferred Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner's estate shall have all the rights of a Preferred Limited Partner, but not more rights than those enjoyed by other Preferred Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Preferred Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                C. The General Partner may prohibit any transfer otherwise permitted under this Section 11.3 by a Preferred Limited Partner of his or her Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require the filing of a registration statement under the Securities Act by the Partnership or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit.

                D. No transfer by a Preferred Limited Partner of his or her Partnership Units (including any Series C Redemption or exchange rights set forth in Sections 16.5 and 16.8, respectively, any Series D Redemption or exchange rights set forth in Sections 17.5 and 17.8, respectively, any Series E Redemption or exchange rights set forth in Sections 18.5 and 18.8, respectively, any Series F Redemption or exchange rights set forth in Sections 19.5 and 19.8, respectively, any Series G Redemption or exchange rights set forth in Sections
20.5 and 20.8, respectively, any Series H Redemption or exchange rights set forth in Sections 21.5 and 21.8, respectively, or any other acquisition of Common Units, Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units by the General Partner, AMB or the Partnership) may be made to any person if (i) in the opinion of legal counsel for the Partnership, it could result in the Partnership being treated as an association taxable as a corporation or (ii) absent the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, such transfer could be treated as effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of
Section 7704 of the Code.

                E. No transfer of any Preferred Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided, that as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the specified amount of Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares and/or Series H Preferred Shares (as the case may be) any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

                F. No Preferred Limited Partner may withdraw from the Partnership except as a result of transfer, Series C Redemption, Series D Redemption, Series E Redemption, Series F Redemption, Series G Redemption, Series H Redemption or exchange of all of its Partnership Units pursuant hereto.

                Section 11.4. Substituted Limited Partners

                A. Any Preferred Limited Partner shall have the right to substitute a transferee permitted by this Agreement as a Limited Partner in his or her place. The General Partner shall have the right to consent to the admission of a permitted transferee of the interest of any other Limited Partner, as a Substituted Limited Partner, pursuant to this Section 11.4, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including, without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required to effect the admission, each in form and substance satisfactory to the General Partner) and the acknowledgment by such transferee that each of the representations and warranties set forth in
Section 3.4 are true and correct with respect to such transferee as of the date of the transfer of the Partnership Interest to such transferee and will continue to be true to the extent required by such representations and warranties.

                C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

                Section 11.5. Assignees

                If the General Partner, with respect to a transferee requiring the General Partner's consent, does not consent, in its sole and absolute discretion, to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain and loss attributable to the Partnership Units assigned to such transferee, the rights to transfer the Partnership Units provided in this Article 11, the right of exchange for Series C Preferred Shares set forth in Section 16.8, the right of exchange for Series D Preferred Shares set forth in Section 17.8, the right of exchange for Series E Preferred Shares set forth in Section 18.8, the right of exchange for Series F Preferred Shares set forth in Section 19.8, the right of exchange for Series G Preferred Shares set forth in Section 20.8, and the right of exchange for Series H Preferred Shares set forth in Section 21.8, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such Consent remaining with the transferor Limited Partner). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units. Notwithstanding anything contained in this Agreement to the contrary, as a condition to becoming an Assignee, any prospective Assignee must first execute and deliver to the Partnership an acknowledgment that each of the representations and warranties set forth in Section 3.4 hereof are true and correct with respect to such prospective Assignee as of the date of the prospective assignment of the Partnership Interest to such prospective Assignee and will continue to be true to the extent required by such representations or warranties.

                Section 11.6. General Provisions

                A. No Limited Partner may withdraw from the Partnership other than as a result of (i) a transfer of all of such Limited Partner's Partnership Units as permitted in accordance with this Article 11 and the transferee(s) of such Units being admitted to the Partnership as a Substituted Limited Partner(s), (ii) pursuant to the Series C Redemption or exchange of all of such Limited Partner's Series C Preferred Units pursuant to Section 16.8, (iii) pursuant to the Series D Redemption or exchange of all of such Limited Partner's Series D Preferred Units pursuant to Section 17.8, (iv) pursuant to the Series E Redemption or exchange of all of such Limited Partner's Series E Preferred Units pursuant to Section 18.8, (v) pursuant to the Series F Redemption or exchange of all such Limited Partner's Series F Preferred Units pursuant to Section 19.8,
(vi) pursuant to the Series G Redemption or exchange of all such Limited Partner's Series G Preferred Units pursuant to Section 20.8 or (vii) pursuant to the Series H Redemption or exchange of all such Limited Partner's Series H Preferred Units pursuant to Section 21.8.

                B. Any Limited Partner who shall transfer all of such Limited Partner's Partnership Units in a transfer permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner or pursuant to the exercise of its rights of Series C Redemption or exchange of all of such Limited Partner's Series C Preferred Units pursuant to Section 16.8, pursuant to the exercise of its rights of Series D Redemption or exchange of all of such Limited Partner's Series D Preferred Units pursuant to Section 17.8, pursuant to the exercise of its rights of Series E Redemption or exchange of all of such Limited Partner's Series

E Preferred Units pursuant to Section 18.8, pursuant to the exercise of its rights of Series F Redemption or exchange of all of such Limited Partner's Series F Preferred Units pursuant to Section 19.8, pursuant to the exercise of its rights of Series G Redemption or exchange of all of such Limited Partner's Series G Preferred Units pursuant to Section 20.8, or pursuant to the exercise of its rights of Series H Redemption or exchange of all of such Limited Partner's Series H Preferred Units pursuant to Section 21.8, shall cease to be a Limited Partner.

                C. Transfers pursuant to this Article 11 may only be made effective on the last day of the month set forth on the written instrument of transfer, unless the General Partner otherwise agrees.

                D. If any Partnership Interest is transferred, assigned or redeemed during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or transferred or redeemed pursuant to Sections 16.5, 17.5, 18.5, 19.5, 20.5 or 21.5, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such Partnership Interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Except as otherwise required by Section 706(d) of the Code or as otherwise specified in this Agreement or as otherwise determined by the General Partner (to the extent consistent with Section 706(d) of the Code), solely for purposes of making such allocations, each of such items for the calendar month in which the transfer, assignment or redemption occurs shall be allocated among all the Partners and Assignees in a manner determined by the General Partner in its sole discretion.

                E. In addition to any other restrictions on transfer herein contained, including without limitation the provisions of this Article 11 and
Section 2.6, in no event may any transfer or assignment of a Partnership Interest by any Partner (including by way of a Series C Redemption or exchange for Series C Preferred Shares, a Series D Redemption or exchange for Series D Preferred Shares, a Series E Redemption or exchange for Series E Preferred Shares, a Series F Redemption or exchange for Series F Preferred Shares, a Series G Redemption or exchange for Series G Preferred Shares, a Series H Redemption or exchange for Series H Preferred Shares or any other acquisition of Common Units, Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units by the Partnership, AMB or the General Partner) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, if in the opinion of legal counsel to the Partnership such transfer would cause a termination of the Partnership for Federal or state income tax purposes; (v) if in the opinion of counsel to the Partnership such transfer would cause the Partnership to cease to be classified as a partnership for Federal or state income tax purposes; (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a

"disqualified person" (as defined in Section 4975(c) of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (viii) if such transfer requires the registration of such Partnership Interest or requires the registration of the exchange of such Partnership Interests for any capital stock pursuant to any applicable Federal or state securities laws; (ix) except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or such transfer causes the Partnership to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code; (x) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (xi) if the transferee or assignee of such Partnership Interest is unable to make the representations set forth in
Section 3.4.D or such transfer could otherwise adversely affect the ability of AMB, in its capacity as the sole stockholder of General Partner and the sole general partner of the Operating Partnership, to remain qualified as a REIT; or
(xii) if, except with the consent of the General Partner, which may be given or withheld in its sole and absolute discretion, such transfer would subject AMB to any additional taxes under Section 857 or Section 4981 of the Code.

                F. The General Partner shall monitor the transfers of interests in the Partnership (including any acquisition of Series C Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units by the Partnership, AMB or the General Partner) to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code and (ii) whether such transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations
Section 1.7704-1 (or such other applicable guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall have authority (but shall not be required to) to take any steps it determines are necessary or appropriate in its sole and absolute discretion to prevent any trading of interests which could cause the Partnership to become a "publicly traded partnership," or any recognition by the Partnership of such transfers, or to insure that at least one of the Safe Harbors is met.

                                   ARTICLE 12.
                              ADMISSION OF PARTNERS

                Section 12.1. Admission of Successor General Partner

                A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Article 11.

                Section 12.2. Admission of Additional Limited Partners

                A. A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner, the documents set forth in this Section 12.2.A and the consent of the General Partner to such admission. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of an Additional Limited Partner occurs shall be allocated among all the Partners and Assignees, including such Additional Limited Partner, in a manner determined by the General Partner in its sole discretion.

                Section 12.3. Amendment of Agreement and Certificate of Limited Partnership

                For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4.



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                                   ARTICLE 13.
                           DISSOLUTION AND LIQUIDATION

                Section 13.1. Dissolution

                The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner (selected as described in Section 13.1.B below) shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

                A. the expiration of its term as provided in Section 2.5;

                B. an event of withdrawal of the General Partner, as defined in the Act, unless, within ninety (90) days after the withdrawal, all of the remaining Common Limited Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

                C. prior to October 15, 2096, an election to dissolve the Partnership made by the General Partner with the consent of Limited Partners who hold ninety percent (90%) of the outstanding Units held by Limited Partners;

                D. subject to the provisions of Section 7.3.C, an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion;

                E. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

                F. the sale or disposition of all or substantially all of the assets and properties of the Partnership;

                G. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any Federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to or at the time of the entry of such order or judgment a Majority in Interest of the Limited Partners remaining consent in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

                Section 13.2. Winding Up

                A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is



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

inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and assets and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock of the General Partner) shall be applied and distributed in the following order:

                (i) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                (ii) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner;

                (iii) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the other Partners; and

                (iv) The balance, if any, to the Partners in accordance with their Capital Account balances determined after giving effect to all contributions and distributions for all periods, and after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 13.2.A(iv)).

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as provided in Section 7.4.

                B. Notwithstanding the provisions of Section 13.2.A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                C. The Partnership shall be terminated when any notes received in connection with any such sale or disposition referenced in Section 13.1.E above, or in connection with the liquidation of the Partnership have been paid and all of the cash or property available for



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

application and distribution under this Agreement have been applied and distributed in accordance with this Agreement.

                Section 13.3. Compliance with Timing Requirements of Regulations

                In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his or her Capital Account (after giving effect to all contributions, distributions and allocations for the taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever, except to the extent otherwise agreed to by such Partner and the General Partner. In the discretion of the Liquidator or the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this
Article 13 may be:

                A. distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator or the General Partner, in the same proportions and the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                B. withheld to establish any reserves deemed necessary or appropriate for any contingent or unforeseen liabilities or obligations of the Partnership; and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided that, such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

                Section 13.4. Deemed Distribution and Recontribution

                Notwithstanding any other provision of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Partnership property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.



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                Section 13.5. Rights of Limited Partners

                Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property from the General Partner. Except as expressly set forth herein with respect to the rights, priorities and preferences of the Preferred Limited Partners holding any series of Preferred Units, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions or allocations.

                Section 13.6. Notice of Dissolution

                In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

                Section 13.7. Cancellation of Certificate of Limited Partnership

                Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

                Section 13.8. Reasonable Time for Winding-Up

                A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

                Section 13.9. Waiver of Partition

                Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14.
                  AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS

                Section 14.1. Amendments

                A. The actions requiring consent or approval of the Partners or of the Limited Partners pursuant to this Agreement, including Sections 7.3, 16.6, 17.6, 18.6, 19.6, 20.6 and 21.6, or otherwise pursuant to applicable law, are subject to the procedures in this Article 14.



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

                B. Amendments to this Agreement requiring the consent or approval of Limited Partners may be proposed by the General Partner or by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by Limited Partners entitled to consent to or approve such matter. Following such proposal, the General Partner shall submit any proposed amendment to the Partners or to the Limited Partners entitled to consent to or approve such amendment, as applicable. The General Partner shall seek the written consent or approval of the Partners or the Limited Partners entitled to consent to or approve the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a consent which is consistent with the General Partner's recommendation (if so recommended); provided that, an action shall become effective at such time as requisite consents are received even if prior to such specified time.

                Section 14.2. Action by the Partners

                A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by the Limited Partners that are entitled to vote on the matters proposed to be voted on at such meeting. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote of the Percentage Interests of the Partners, or the Consent of the Partners or Consent of the Limited Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1.

                B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the Percentage Interests as is expressly required by this Agreement for the action in question. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Percentage Interests of the Partners (expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

                D. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.



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                E. Except as otherwise expressly provided, on matters on which
Limited Partners are entitled to vote, each Limited Partner shall have a vote equal to the number of Partnership Units held.

                                   ARTICLE 15.
                               GENERAL PROVISIONS

                Section 15.1. Addresses and Notice

                Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by certified first class United States mail, nationally recognized overnight delivery service or facsimile transmission to the Partner or Assignee at the address set forth in Exhibit A or such other address as the Partners shall notify the General Partner in writing.

                Section 15.2. Titles and Captions

                All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

                Section 15.3. Pronouns and Plurals

                Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                Section 15.4. Further Action

                The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

                Section 15.5. Binding Effect

                This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                Section 15.6. Creditors

                Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.



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

                Section 15.7. Waiver

                No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                Section 15.8. Counterparts

                This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

                Section 15.9. Applicable Law

                This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

                Section 15.10. Invalidity of Provisions

                If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                Section 15.11. Entire Agreement

                This Agreement (together with the agreements listed on Exhibit H hereto as to rights and obligations in respect of the Units held by the Limited Partners who are parties thereto, or their permitted transferees) contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

                Section 15.12. No Rights as Stockholders

                Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Units any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter.



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                                   ARTICLE 16.
                            SERIES C PREFERRED UNITS

                Section 16.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 8 3/4% Series C Cumulative Redeemable Preferred Units (the "Series C Preferred Units") is hereby established. The number of Series C Preferred Units shall be 2,200,000.


                Section 16.2. Ranking

                The Series C Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series C Preferred Units; (ii) on a parity with all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series C Preferred Units.

                Section 16.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Section 5.1, 17.3A, 18.3A, 19.3A, 20.3A and 21.3A hereof), holders of Series C Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series C Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 15th day of January, April, July and October of each year and (B) in the event of (i) an exchange of Series C Preferred Units into Series C Preferred Shares, or (ii) a redemption of Series C Preferred Units, on the exchange date or redemption date, as applicable (each a "Series C Preferred Unit Distribution Payment Date"), commencing on the first of such payment dates to occur following their original date of issuance. If any date on which distributions are to be made on the Series C Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series C Preferred Units will be made to the holders of record of the Series C Preferred Units on the relevant record dates, which will be fifteen (15) days prior to the relevant Series C Preferred Unit Distribution Payment Date (the "Series C Preferred Unit Partnership Record Date").

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series C Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment



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

of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series C Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series C Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series C Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series C Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series C Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT, provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series C Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series C Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series C Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series C Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series C Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or (c) any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series C Preferred Units may be made, without preserving the priority of distributions described in Sections 16.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement;

provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series C Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 16.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series C Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.

                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series C Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 16.5. Series C Redemption

                A. Series C Redemption. The Series C Preferred Units may not be redeemed prior to November 24, 2003. On or after such date, the Partnership shall have the right to redeem the Series C Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series C Redemption"), equal to the Capital Account balance of the holder of Series C Preferred Units (the "Series C Redemption Price"); provided, however, that no redemption pursuant to this Section 16.5 will be permitted if the Series C Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series C Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series C Preferred Units are to be redeemed, the Series C Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Redemption. (i) The Series C Redemption Price of the Series C Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB which will be contributed by AMB to the Operating Partnership and the General Partner, and which in turn will be contributed by the Operating Partnership and the General Partner to the Partnership as an



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additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter)), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series C Preferred Units unless all accumulated and unpaid distributions have been paid on all Series C Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Redemption. (i) Notice of redemption will be
(i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series C Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series C Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series C Redemption Price, (c) the aggregate number of Series C Preferred Units to be redeemed and if fewer than all of the outstanding Series C Preferred Units are to be redeemed, the number of Series C Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units that the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units to be redeemed, (d) the place or places where such Series C Preferred Units are to be surrendered for payment of the Series C Redemption Price, (e) that distributions on the Series C Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series C Redemption Price will be made upon presentation and surrender of such Series C Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series C Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series C Preferred Units being redeemed funds sufficient to pay the applicable Series C Redemption Price and will give irrevocable instructions and authority to pay such Series C Redemption Price to the holders of the Series C Preferred Units upon surrender of the Series C Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series C Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series C Preferred Units is not a Business Day, then payment of the Series C Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series C Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series C Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series C Redemption Price.

                Section 16.6. Voting Rights

                A. General. Holders of the Series C Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series C Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series C Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 16 and Section 11.2), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series C Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (a) the Partnership is the surviving entity and the Series C Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series C Preferred Units for other interests in such entity having substantially the same terms and rights as the Series C Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series C Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the

Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                C. So long as any Series C Preferred Units remain outstanding, the Operating Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series C Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 16.8; provided however, no such vote shall be required so long as the Series C Preferred Units (or any interests substituted therefore pursuant to Section 16.6.B) remain outstanding and are exchangeable for Series C Preferred Shares or stock in another entity having substantially the same terms and rights as the Series C Preferred Shares.

                Section 16.7. Transfer Restrictions

                The Series C Preferred Units shall be subject to the provisions of Article 11 hereof. No transfer of Series C Preferred Units, or other action by the holder or holders of such Units, is permitted, without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series C Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(3)(i); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series C Preferred Units within the meaning of Treasury Regulation
Section 1.7704-1(h)(3)(i) and (b) the General Partner is relying on a provision other than Treasury Regulation Section 1.7704-1(h) to avoid classification of Operating Partnership as a "publicly traded partnership" within the meaning of Code Section 7704 (a "PTP"). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series C Preferred Units for Series C Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

                Section 16.8. Exchange Rights

                A. Right to Exchange.

                (i) Series C Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after November 24, 2008, at the option of 51% of the holders of all outstanding Series C Preferred Units, for authorized but previously unissued Series C Preferred Shares at an exchange rate of one Series C Preferred Share from AMB for one Series C Preferred Unit, subject to adjustment as described below (the "Series C Exchange Price"), provided that the Series C Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series C Preferred Units for Series C Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series C Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series C Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series C Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and (B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series C Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series C Preferred Units may be exchanged for Series C Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series C Preferred Units after November 24, 2001 and prior to November 24, 2008 if such holders of a Series C Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series C Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series C Preferred Units at such earlier time would not cause the Series C Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series C Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, the Series C Preferred Units, if Series C Contributors holding 51% of all outstanding Series C Preferred Units determine, may be exchanged in whole but not in part (regardless of whether held by Series C Contributors) for Series C Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under the Series C Articles Supplementary (as defined herein), taking into account exceptions thereto) if at any time, excluding the effect of the Loan (as defined below) for purposes of the 5% test of Section 856(c)(4)(B) of the Code, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1998 would not satisfy the income and assets tests of
Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any holder of Series C Preferred Units shall deliver to the Partnership and the Company an opinion of independent counsel reasonably acceptable to the Company to the effect that, based on the assets and income of the Partnership for a taxable year after 1998, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a holder of the Series C Preferred Units would fail to maintain qualification as a real estate investment trust. For purposes of this Section 16.8.A(i), the term "Loan" means the loan made on November 24, 1998 by the Partnership to the Operating Partnership in the aggregate principal amount of $107,102,375.00.

                (ii) Notwithstanding anything to the contrary set forth in
Section 16.8.A(i), if a Series C Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series C Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series C Preferred Units for cash in an amount equal to the original Capital

Contribution per Series C Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series C Preferred Units, the number of Series C Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series C Preferred Units that the total number of Series C Preferred Units held by such holder represents) of the aggregate number of Series C Preferred Units being redeemed.

                (iii) In the event an exchange of all Series C Preferred Units pursuant to Section 16.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Articles Supplementary to the REIT Charter with respect to Series C Preferred Shares (the "Series C Articles Supplementary"), each holder of Series C Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 16.8.B, a number of Series C Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series C Articles Supplementary, with respect to such holder, and any Series C Preferred Units not so exchanged (the "Series C Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or agreement of the Partnership. In the event an exchange would result in Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to
(i) the widely held nature of the interests in such holder, sufficient to assure AMB that the Holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Excess Units under this Section 16.8.A(iii), the "Ownership Limit" set forth in the Series C Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series C Preferred Units exceptions to the Ownership Limit set forth in the Series C Articles Supplementary sufficient to allow such Holders to exchange all of their Series C Preferred Units for Series C Preferred Shares, provided such holders furnish to AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series C Limited Partner shall be entitled to effect an exchange of Series C Preferred Units for Series C Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series C Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series C Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series C Limited Partner shall not acquire any rights or economic interest in the Series C Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series C Preferred Units described in
Section 16.8.A(ii) and (iii) shall be subject to the provisions of Section 16.5.B(i) and Section 16.5.C(ii); provided, however, that the term "Redemption Price" in such Sections 16.5.B(i) and 16.5.C(ii) shall be read to mean the original Capital Contribution per Series C Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange and/or Redemption of Series C Preferred Units.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series C Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series C Preferred Units (or by Contributors in the case of an exchange pursuant to the last sentence of Section 16.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series C Preferred Units, or the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series C Preferred Units for cash pursuant to Section 16.8.A(ii) or redeem Excess Units pursuant to Section 16.8.A(iii), by delivering to each holder of record of Series C Preferred Units, within ten (10) Business Days following receipt of the Series C Exchange Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series C Preferred Units then outstanding, (1) certificates representing the Series C Preferred Shares being issued in exchange for the Series C Preferred Units of such holder being exchanged and (2) a written notice (a "Series C Redemption Notice") stating (A) the redemption date, which may be the date of such Series C Redemption Notice or any other date which is not later than sixty (60) days following the receipt of the Series C Exchange Notice, (B) the redemption price, (C) the place or places where the Series C Preferred Units are to be surrendered and (D) that distributions on the Series C Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series C Preferred Units then outstanding in exchange for cash, a Series C Redemption Notice. Series C Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series C Preferred Units shall deliver any canceled certificates representing Series C Preferred Units which have been exchanged or redeemed to the office of General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten (10) Business Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series C Preferred Units to be exchanged for Series C Preferred Stock pursuant to this Section 16.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series C Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series C Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series C Preferred Shares issued pursuant to this Section 16.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series C Preferred Shares issued upon exchange of the Series C Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT
                (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
                SECTION 5 OF THE ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                (ii) In the event of an exchange of Series C Preferred Units for Series C Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series C Preferred Units tendered for exchange shall (i) accrue on the Series C Preferred Shares into which such Series C Preferred Units are exchanged, and (ii) continue to accrue on such Series C Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such REIT Series C Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series C Preferred Unit that was validly exchanged for Series C Preferred Shares pursuant to this Section (other than the General Partner holding such Series C Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series C Preferred Shares for which such Series C Preferred Unit was exchanged or redeemed. Further for purposes of the foregoing, in the event of an exchange of Series C Preferred Units for Series C Preferred Shares, if the accrued and unpaid distributions per Series C Preferred Unit is not the same for each Series C Preferred Unit, the accrued and unpaid distributions per Series C Preferred Unit for each such Series C Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series C Preferred Unit on any such unit.

                (iii) Fractional Series C Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series C Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series C Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series C Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable

(including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series C Preferred Shares or fraction thereof into which one Series C Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series C Preferred Units shall be exchangeable pursuant to this Section 16.8 shall be the same issuer or issuers of shares of capital stock and other securities into which the 8 3/4% Series B Cumulative Redeemable Partnership Units of the Operating Partnership (the "Series B Preferred Units") are then exchangeable (or, if the Series B Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 16.9. No Conversion Rights

                The Series C Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 16.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series C Preferred Units.


                                   ARTICLE 17.
                            SERIES D PREFERRED UNITS

                Section 17.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 7.75% Series D Cumulative Redeemable Preferred Units (the "Series D Preferred Units") is hereby established. The number of Series D Preferred Units shall be 1,595,337.


                Section 17.2. Ranking

                The Series D Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series D Preferred Units; (ii) on a parity with the Series C Preferred Units and all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series D Preferred Units.

                Section 17.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Sections 5.1, 16.3.A, 18.3A, 19.3A, 20.3A and 21.3A hereof), holders of Series D Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series D Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 25th day of March, June, September and December of each year and (B) in the event of (i) an exchange of Series D Preferred Units into Series D Preferred Shares, or (ii) a redemption of Series D Preferred Units, on the exchange date or redemption date, as applicable (each a "Series D Preferred Unit Distribution Payment Date"), commencing on the first of such payment dates to occur following their original date of issuance. If any date on which distributions are to be made on the Series D Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series D Preferred Units will be made to the holders of record of the Series D Preferred Units on the relevant record dates, which will be fifteen (15) days prior to the relevant Series D Preferred Unit Distribution Payment Date (the "Series D Preferred Unit Partnership Record Date").

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series D Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series D Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series D Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series D Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series D Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series D Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT; provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series D Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series D Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series D Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series D Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series D Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series D Preferred Units may be made, without preserving the priority of distributions described in Sections 17.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement; provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series D Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 17.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series D Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.

                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series D Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 17.5. Series D Redemption

                A. Series D Redemption. The Series D Preferred Units may not be redeemed prior to May 5, 2004. On or after such date, the Partnership shall have the right to redeem the Series D Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series D Redemption"), equal to the Capital Account balance of the holder of Series D Preferred Units (the "Series D Redemption Price"); provided, however, that no redemption pursuant to this Section 17.5 will be permitted if the Series D Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series D Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series D Preferred Units are to be redeemed, the Series D Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Series D Redemption. (i) The Series D Redemption Price of the Series D Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB, which will be contributed by AMB to the General Partner or the Operating Partnership and which in turn will be contributed by the General Partner or the Operating Partnership to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter)), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series D Preferred Units unless all accumulated and unpaid distributions have been paid on all Series D Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Series D Redemption. (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series D Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series D Redemption Price, (c) the aggregate number of Series D Preferred Units to be redeemed and if fewer than all of the outstanding Series D Preferred Units are to be redeemed, the number of Series D Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units that the total number of Series D Preferred Units held by such holder represents) of the aggregate number of Series D Preferred Units to be redeemed, (d) the place or places where such Series D Preferred Units are to be surrendered for payment of the Series D Redemption Price, (e) that distributions on the Series D Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series D Redemption Price will be made upon presentation and surrender of such Series D Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series D Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series D Preferred Units being redeemed funds sufficient to pay the applicable Series D Redemption Price and will give irrevocable instructions and authority to pay such Series D Redemption Price to the holders of the Series D Preferred Units upon surrender of the Series D Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series D Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series D Preferred Units is not a Business Day, then payment of the Series D Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series D Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series D Redemption Price.

                Section 17.6. Voting and Certain Management Rights

                A. General. Holders of the Series D Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series D Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series D Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series D Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or



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

evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 17 and Section 11.2), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series D Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (a) the Partnership is the surviving entity and the Series D Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series D Preferred Units for other interests in such entity having substantially the same terms and rights as the Series D Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series D Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                C. So long as any Series D Preferred Units remain outstanding, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series D Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 17.8; provided however, no such vote shall be required so long as the Series D Preferred Units (or any interests substituted therefore pursuant to Section 17.6.B) remain outstanding and are exchangeable for Series D Preferred Shares or stock in another entity having substantially the same terms and rights as the Series D Preferred Shares.

                D. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions of Article 7 regarding the management rights and responsibilities of the General Partner, whenever distributions on any Series D Preferred Units



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

shall remain unpaid for six or more quarterly periods (i.e., the quarterly periods ending on the 25th day of each March, June, September and December, or, if not a business day, the next succeeding business day, beginning with the quarterly period ending June 25, 1999) (whether or not consecutive), the holders of 51% of either (i) such Series D Preferred Units, in the event that the holders of the Series E Preferred Units are not entitled to exercise management rights pursuant to Section 18.6.D, the holders of the Series F Preferred Units are not entitled to exercise management rights pursuant to Section 19.6D, the holders of the Series G Preferred Units are not entitled to exercise management rights pursuant to Section 20.6D and the holders of the Series H Preferred Units are not entitled to exercise management rights pursuant to Section 21.6D and that no Future Parity Preferred Unitholders (as defined below) are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to this Section 17.6.D, Section 18.6.D, Section 19.6D, Section 20.6D and Section 21.6D, respectively, or (ii) the Parity Preferred Capital, in the event that holders of the Series E Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units are entitled to exercise management rights pursuant to Section 18.6.D, Section 19.6D, Section 20.6D or Section 21.6D, respectively, or Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to this Section 17.6.D, Section 18.6.D, Section 19.6D, Section 20.6D and Section 21.6D, respectively, shall be entitled to assume rights to manage the Partnership and perform actions related thereto for the sole purpose of enforcing the Partnership's rights and remedies as against obligees of the Partnership or other Persons from whom the Partnership may be entitled to receive cash or other assets, until all distributions accumulated on the Series D Preferred Units for all past quarterly periods and the distribution for the then-current quarterly period shall have been fully-paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for payment in full; provided, however, that no such holder or holders of Series D Preferred Units may at any time take any action (or fail to take any action) if the consequence of such action (or inaction) would be (i) to cause AMB to fail to qualify as a REIT for federal or applicable state income tax purposes or (ii) to cause the Partnership or the Operating Partnership to fail to qualify as a partnership for federal or applicable state income tax purposes, or (iii) to cause the Partnership, the Operating Partnership, the General Partner, or AMB to be considered an "investment company" as defined in, or otherwise be subject to regulation under, the Investment Company Act of 1940, as amended; and provided, further, that solely for purposes of exercising the management rights set forth in this Section 17.6.D, each holder of Series D Preferred Units shall be deemed an Indemnitee, and shall be entitled to the benefits of the indemnification provisions of Section 7.7 with respect to any and all action(s) taken (or failure(s) to act) by a holder of Series D Preferred Units in the exercise of (or failure(s) to exercise) the management rights described in this Section 17.6.D, including, without limitation, alleged breaches of the General Partner's fiduciary duty to the Partners; and provided further, that the holders of the Series D Preferred Units acknowledge and agree that the General Partner and the Partnership shall be entitled to provide similar management rights to holders of Parity Preferred Units that are issued by the Partnership following the date hereof ("Future Parity Preferred Unitholders").



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

                Section 17.7. Transfer Restrictions

                The Series D Preferred Units shall be subject to the provisions of Article 11 hereof. Notwithstanding any provision to the contrary herein, no transfer of Series D Preferred Units, or other action by the holder or holders of such Units, is permitted, without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series D Preferred Units within the meaning of Treasury Regulation
Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series D Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)) and (b) the General Partner cannot rely on Treasury Regulation Section 1.7704-1(h). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series D Preferred Units for Series D Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

                Section 17.8. Exchange Rights

                A. Right to Exchange. (i) Series D Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after May 5, 2009, at the option of 51% of the holders of all outstanding Series D Preferred Units, for authorized but previously unissued Series D Preferred Shares at an exchange rate of one Series D Preferred Share from AMB for one Series D Preferred Unit, subject to adjustment as described below (the "Series D Exchange Price"); provided that the Series D Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series D Preferred Units for Series D Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series D Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series D Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series D Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series D Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and
(B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series D Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series D Preferred Units may be exchanged for Series D Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series D Preferred Units after May 5, 2002 and prior to May 5, 2009 if such holders of a Series D Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series D Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on a change in statute, the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling or any other IRS release, in either case to the effect that an exchange of the Series D Preferred Units at such earlier time would not cause the Series D Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series D Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

                (ii) Notwithstanding anything to the contrary set forth in
Section 17.8.A(i), if a Series D Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series D Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series D Preferred Units for cash in an amount equal to the original Capital Contribution per Series D Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series D Preferred Units, the number of Series D Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units that the total number of Series D Preferred Units held by such holder represents) of the aggregate number of Series D Preferred Units being redeemed.

                (iii) In the event an exchange of all Series D Preferred Units pursuant to Section 17.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Series D Articles Supplementary, each holder of Series D Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 17.8.B, a number of Series D Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series D Articles Supplementary, with respect to such holder, and any Series D Preferred Units not so exchanged (the "Series D Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series D Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or agreement of the Partnership. In the event an exchange would result in Series D Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to (i) the widely held nature of the interests in such holder, sufficient to assure AMB that the holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Series D Excess Units under this Section 17.8.A(iii), the "Ownership Limit" set forth in the Series D Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Series D Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series D Preferred Units exceptions to the Ownership Limit set forth in the Series D Articles Supplementary sufficient to allow such Holders to exchange all of their Series D Preferred Units for Series D Preferred Shares; provided such holders furnish to

AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series D Limited Partner shall be entitled to effect an exchange of Series D Preferred Units for Series D Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series D Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series D Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series D Limited Partner shall not acquire any rights or economic interest in the Series D Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series D Preferred Units described in
Section 17.8.A(ii) and (iii) shall be subject to the provisions of Section 17.5.B(i) and Section 17.5.C(ii); provided, however, that the term "Series D Redemption Price" in such Sections 17.5.B(i) and 17.5.C(ii) shall be read to mean the original Capital Contribution per Series D Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange of Series D Preferred Units and/or Series D Redemption.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series D Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series D Preferred Units (or by the Series D Contributor in the case of an exchange pursuant to the last sentence of Section 17.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series D Preferred Units, or the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series D Preferred Units for cash pursuant to Section 17.8.A(ii) or redeem Series D Excess Units pursuant to
Section 17.8.A(iii), by delivering to each holder of record of Series D Preferred Units, within ten (10) Business Days following receipt of the Series D Exchange Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series D Preferred Units then outstanding, (1) certificates representing the Series D Preferred Shares being issued in exchange for the Series D Preferred Units of such holder being exchanged and (2) a written notice (a "Series D Redemption Notice") stating (A) the redemption date, which may be the date of such Series D Redemption Notice or any other date which is not later than sixty (60) days following the receipt of the Series D Exchange Notice, (B) the redemption price, (C) the place or places where the Series D Preferred Units are to be surrendered and (D) that distributions on the Series D Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series D Preferred Units then outstanding in exchange for cash, a Series D Redemption Notice. Series D Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series D Preferred Units shall deliver any canceled certificates representing Series D Preferred Units which have been exchanged or redeemed to the office of General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten (10) Business Days of the



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exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series D Preferred Units to be exchanged for Series D Preferred Shares pursuant to this Section 17.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series D Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series D Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series D Preferred Shares issued pursuant to this Section 17.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series D Preferred Shares issued upon exchange of the Series D Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                (ii) In the event of an exchange of Series D Preferred Units for Series D Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series D Preferred Units tendered for exchange shall (i) accrue on the Series D Preferred Shares into which such Series D Preferred Units are exchanged, and (ii) continue to accrue on such Series D Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series D Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series D Preferred Unit that was validly exchanged for Series D Preferred Shares pursuant to this Section (other than the General Partner holding such Series D Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series D Preferred Shares for which such Series D Preferred Unit was exchanged or redeemed. Further for purposes of the foregoing, in the event of an exchange of Series D Preferred Units for Series D Preferred Shares, if the accrued and unpaid distributions per Series D Preferred Unit is not the same for each Series D Preferred Unit, the accrued and unpaid distributions per Series D Preferred Unit for each such Series D Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series D Preferred Unit on any such unit.

                (iii) Fractional Series D Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series D Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Series D Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series D Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series D Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series D Preferred Shares or fraction thereof into which one Series D Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series D Preferred Units shall be exchangeable pursuant to this Section 17.8 shall be the same issuer or issuers of shares of capital stock and other securities into which both (i) the Series B Preferred Units are then exchangeable (or, if the Series B Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding) and (ii) the Series C Preferred Units are then exchangeable (or, if the Series C Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 17.9. No Conversion Rights

                The Series D Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 17.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series D Preferred Units.

                                   ARTICLE 18.
                            SERIES E PREFERRED UNITS

                Section 18.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 7.75% Series E Cumulative Redeemable Preferred Units (the "Series E Preferred Units") is hereby established. The number of Series E Preferred Units shall be 220,440.


                Section 18.2. Ranking

                The Series E Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series E Preferred Units; (ii) on a parity with the Series C Preferred Units, the Series D Preferred Units and all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series E Preferred Units.

                Section 18.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Sections 5.1, 16.3.A, 17.3A, 19.3A, 20.3A and 21.3A hereof), holders of Series E Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series E Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 15th day of January, April, July and October of each year and (B) in the event of (i) an exchange of Series E Preferred Units into Series E Preferred Shares, or (ii) a redemption of Series E Preferred Units, on the exchange date or redemption date, as applicable (each a "Series E Preferred Unit Distribution Payment Date"), commencing on the first of such payment dates to occur following their original date of issuance. If any date on which distributions are to be made on the Series E Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series E Preferred Units will be made to the holders of record of the Series E Preferred Units on the relevant record dates, which will be fifteen (15) days prior to the relevant Series E Preferred Unit Distribution Payment Date (the "Series E Preferred Unit Partnership Record Date").

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series E Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment



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of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series E Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series E Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series E Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series E Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series E Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT; provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series E Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series E Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series E Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series E Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series E Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or (c) any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series E Preferred Units may be made, without preserving the priority of distributions described in Sections 18.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement;



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provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series E Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 18.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series E Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.

                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series E Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 18.5. Series E Redemption

                A. Series E Redemption. The Series E Preferred Units may not be redeemed prior to August 31, 2004. On or after such date, the Partnership shall have the right to redeem the Series E Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series E Redemption"), equal to the Capital Account balance of the holder of Series E Preferred Units (the "Series E Redemption Price"); provided, however, that no redemption pursuant to this Section 18.5 will be permitted if the Series E Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series E Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series E Preferred Units are to be redeemed, the Series E Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Series E Redemption. (i) The Series E Redemption Price of the Series E Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB, which will be contributed by AMB to the General Partner or the Operating Partnership and which in turn will be contributed by the General Partner or the Operating Partnership to the Partnership as an



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additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series E Preferred Units unless all accumulated and unpaid distributions have been paid on all Series E Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Series E Redemption. (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series E Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series E Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series E Redemption Price, (c) the aggregate number of Series E Preferred Units to be redeemed and if fewer than all of the outstanding Series E Preferred Units are to be redeemed, the number of Series E Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series E Preferred Units that the total number of Series E Preferred Units held by such holder represents) of the aggregate number of Series E Preferred Units to be redeemed, (d) the place or places where such Series E Preferred Units are to be surrendered for payment of the Series E Redemption Price, (e) that distributions on the Series E Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series E Redemption Price will be made upon presentation and surrender of such Series E Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series E Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series E Preferred Units being redeemed funds sufficient to pay the applicable Series E Redemption Price and will give irrevocable instructions and authority to pay such Series E Redemption Price to the holders of the Series E Preferred Units upon surrender of the Series E Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series E Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series E Preferred Units is not a Business Day, then payment of the Series E Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series E Redemption Price is improperly



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withheld or refused and not paid by the Partnership, distributions on such
Series E Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series E Redemption Price.

                Section 18.6. Voting and Certain Management Rights

                A. General. Holders of the Series E Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series E Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series E Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series E Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 18 and Section 11.2), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series E Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (a) the Partnership is the surviving entity and the Series E Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series E Preferred Units for other interests in such entity having substantially the same terms and rights as the Series E Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series E Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the



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Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                        C. So long as any Series E Preferred Units remain outstanding, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series E Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 18.8; provided however, no such vote shall be required so long as the Series E Preferred Units (or any interests substituted therefore pursuant to Section 18.6.B) remain outstanding and are exchangeable for Series E Preferred Shares or stock in another entity having substantially the same terms and rights as the Series E Preferred Shares.

                        D. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions of Article 7 regarding the management rights and responsibilities of the General Partner, whenever distributions on any Series E Preferred Units shall remain unpaid for six or more quarterly periods (i.e., the quarterly periods ending on the 15th day of each January, April, July and October, or, if not a business day, the next succeeding business day, beginning with the quarterly period ending October 15, 1999) (whether or not consecutive), the holders of 51% of either (i) such Series E Preferred Units, in the event that the holders of the Series D Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are not entitled to exercise management rights pursuant to
Section 17.6.D, Section 19.6.D, Section 20.6.D, and Section 21.6.D, respectively, and that no Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6.D, this Section 18.6.D, Section 19.6.D, Section 20.6.D and
Section 21.6.D, respectively, or (ii) the Parity Preferred Capital, in the event that holders of Series D Preferred Units, Series F Preferred Units, Series G Preferred Units or Series H Preferred Units are entitled to exercise management rights pursuant to Section 17.6.D, Section 19.6.D, Section 20.6.D or Section 21.6.D, respectively, or Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6.D, this Section 18.6.D, Section 19.6.D, Section 20.6.D and
Section 21.6.D, respectively, shall be entitled to assume rights to manage the Partnership and perform actions related thereto for the sole purpose of enforcing the Partnership's rights and remedies as against obligees of the Partnership or other Persons from whom the Partnership may be entitled to receive cash or other assets, until all distributions accumulated on the Series E Preferred Units for all past quarterly periods and the distribution for the then-current quarterly period shall have been fully-paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for payment in full; provided, however, that no such holder or holders of Series E Preferred Units may at any time take any action (or fail to take any action) if the consequence of such action (or inaction) would be (i) to cause AMB to fail to qualify as a REIT for federal or applicable state income tax purposes or (ii) to cause the Partnership or the



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Operating Partnership to fail to qualify as a partnership for federal or applicable state income tax purposes, or (iii) to cause the Partnership, the Operating Partnership, the General Partner, or AMB to be considered an "investment company" as defined in, or otherwise be subject to regulation under, the Investment Company Act of 1940, as amended; and provided, further, that solely for purposes of exercising the management rights set forth in this
Section 18.6.D, each holder of Series E Preferred Units shall be deemed an Indemnitee, and shall be entitled to the benefits of the indemnification provisions of Section 7.7 with respect to any and all action(s) taken (or failure(s) to act) by a holder of Series E Preferred Units in the exercise of (or failure(s) to exercise) the management rights described in this Section 18.6.D, including, without limitation, alleged breaches of the General Partner's fiduciary duty to the Partners; and provided further, that the holders of the Series E Preferred Units acknowledge and agree that the General Partner and the Partnership has provided similar management rights to the holders of the Series D Preferred Units and shall be entitled to provide similar management rights to Future Parity Preferred Unitholders.

                Section 18.7. Transfer Restrictions

                The Series E Preferred Units shall be subject to the provisions of Article 11 hereof. Notwithstanding any provision to the contrary herein, no transfer of Series E Preferred Units, or other action by the holder or holders of such Units, is permitted without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series E Preferred Units within the meaning of Treasury Regulation
Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series E Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)) and (b) the General Partner cannot rely on Treasury Regulation Section 1.7704-1(h). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series E Preferred Units for Series E Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

                Section 18.8. Exchange Rights

                A. Right to Exchange. (i) Series E Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after August 31, 2009, at the option of 51% of the holders of all outstanding Series E Preferred Units, for authorized but previously unissued Series E Preferred Shares at an exchange rate of one Series E Preferred Share from AMB for one Series E Preferred Unit, subject to adjustment as described below (the "Series E Exchange Price"); provided that the Series E Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series E Preferred Units for Series E Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series E Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series E Preferred Units shall be



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considered timely made if made within two (2) Business Days after the applicable
Series E Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series E Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and (B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series E Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series E Preferred Units may be exchanged for Series E Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series E
Preferred Units after August 31, 2002 and prior to August 31, 2009 if such holders of a Series E Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series E
Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on a change in statute, the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling or any other IRS release, in either case to the effect that an exchange of the Series E Preferred Units at such earlier time would not cause the Series E Preferred
Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series E Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

                (ii) Notwithstanding anything to the contrary set forth in
Section 18.8.A(i), if a Series E Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series E Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series E Preferred Units for cash in an amount equal to the original Capital Contribution per Series E Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series E Preferred Units, the number of Series E Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series E Preferred Units that the total number of Series E Preferred Units held by such holder represents) of the aggregate number of Series E Preferred Units being redeemed.

                (iii) In the event an exchange of all Series E Preferred Units pursuant to Section 18.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Series E Articles Supplementary, each holder of Series E Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 18.8.B, a number of Series E Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series E Articles Supplementary, with respect to such holder, and any Series E Preferred Units not so exchanged (the "Series E Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series E Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or



                                       97
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agreement of the Partnership. In the event an exchange would result in Series E
Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to
(i) the widely held nature of the interests in such holder, sufficient to assure AMB that the holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Series E Excess Units under this Section 18.8.A(iii), the "Ownership Limit" set forth in the Series E Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Series E Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series E Preferred Units exceptions to the Ownership Limit set forth in the Series E Articles Supplementary sufficient to allow such Holders to exchange all of their Series E Preferred Units for Series E Preferred Shares; provided such holders furnish to AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series E Limited Partner shall be entitled to effect an exchange of Series E Preferred Units for Series E Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series E Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series E Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series E Limited Partner shall not acquire any rights or economic interest in the Series E Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series E Preferred Units described in
Section 18.8.A(ii) and (iii) shall be subject to the provisions of Section 18.5.B(i) and Section 18.5.C(ii); provided, however, that the term "Series E Redemption Price" in such Sections 18.5.B(i) and 18.5.C(ii) shall be read to mean the original Capital Contribution per Series E Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange of Series E Preferred Units and/or Series E Redemption.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series E Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series E Preferred Units (or by the Series E Contributor in the case of an exchange pursuant to the last sentence of Section 18.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series E Preferred Units, or the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series E Preferred Units for cash pursuant to Section 18.8.A(ii) or redeem Series E Excess Units pursuant to
Section 18.8.A(iii), by delivering to each holder of record of Series E
Preferred



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Units, within ten (10) Business Days following receipt of the Series E Exchange
Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series E Preferred Units then outstanding, (1) certificates representing the Series E Preferred Shares being issued in exchange for the Series E Preferred Units of such holder being exchanged and (2) a written notice (a "Series E Redemption Notice") stating (A) the redemption date, which may be the date of such Series E Redemption Notice or any other date which is not later than sixty (60) days following the receipt of the Series E Exchange Notice, (B) the redemption price, (C) the place or places where the Series E Preferred Units are to be surrendered and (D) that distributions on the Series E Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series E Preferred Units then outstanding in exchange for cash, a Series E Redemption Notice. Series E Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series E Preferred Units shall deliver any canceled certificates representing Series E Preferred Units which have been exchanged or redeemed to the office of the General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten (10) Business Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series E Preferred Units to be exchanged for Series E Preferred Shares pursuant to this Section 18.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series E Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series E Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series E Preferred Shares issued pursuant to this
Section 18.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series E Preferred Shares issued upon exchange of the Series E Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.



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

                (ii) In the event of an exchange of Series E Preferred Units for Series E Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series E Preferred Units tendered for exchange shall (i) accrue on the Series E Preferred Shares into which such Series E Preferred Units are exchanged, and (ii) continue to accrue on such Series E Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series E Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series E Preferred Unit that was validly exchanged for Series E Preferred Shares pursuant to this Section (other than the General Partner holding such Series E Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series E Preferred Shares for which such Series E Preferred Unit was exchanged or redeemed. Further, for purposes of the foregoing, in the event of an exchange of Series E Preferred Units for Series E Preferred Shares, if the accrued and unpaid distributions per Series E Preferred Unit is not the same for each Series E Preferred Unit, the accrued and unpaid distributions per Series E Preferred Unit for each such Series E Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series E Preferred Unit on any such unit.

                (iii) Fractional Series E Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series E Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Series E Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series E Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series E Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series E Preferred Shares or fraction thereof into which one Series E Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series E Preferred Units shall be exchangeable pursuant to this Section 18.8 shall be the same issuer or issuers of shares of capital stock and other securities into which (i) the Series B Preferred Units are then exchangeable (or, if the Series B Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (ii) the Series C Preferred Units are then exchangeable (or, if the Series C Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding) and (iii) the Series



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D Preferred Units are then exchangeable (or, if the Series D Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 18.9. No Conversion Rights

                The Series E Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 18.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series E Preferred Units.


                                   ARTICLE 19.
                            SERIES F PREFERRED UNITS

                Section 19.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 7.95% Series F Cumulative Redeemable Preferred Units (the "Series F Preferred Units") is hereby established. The number of Series F Preferred Units shall be 397,439.


                Section 19.2. Ranking

                The Series F Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series F Preferred Units; (ii) on a parity with the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units and all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series F Preferred Units.

                Section 19.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Sections 5.1, 16.3.A, 17.3A, 18.3A, 20.3A and 21.3A hereof), holders of Series F Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series F Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 15th day of January, April, July and October of each year and (B) in the event of (i) an exchange of Series F Preferred Units into Series F Preferred Shares, or (ii) a redemption of Series F Preferred Units, on the exchange date or redemption date, as applicable (each a "Series F Preferred Unit Distribution Payment Date"), commencing on the first of such payment dates to occur following their original date of issuance.

If any date on which distributions are to be made on the Series F Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series F Preferred Units will be made to the holders of record of the Series F Preferred Units on the relevant record dates, which will be fifteen (15) days prior to the relevant Series F Preferred Unit Distribution Payment Date (the "Series F Preferred Unit Partnership Record Date").

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series F Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series F Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series F Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series F Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series F Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series F Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT; provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series F Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series F Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series F Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series F Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series F Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or (c) any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series F Preferred Units may be made, without preserving the priority of distributions described in Sections 19.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement; provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series F Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 19.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series F Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.

                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series F Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 19.5. Series F Redemption

                A. Series F Redemption. The Series F Preferred Units may not be redeemed prior to March 22, 2005. On or after such date, the Partnership shall have the right to redeem the Series F Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series F

Redemption"), equal to the Capital Account balance of the holder of Series F Preferred Units (the "Series F Redemption Price"); provided, however, that no redemption pursuant to this Section 19.5 will be permitted if the Series F Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series F Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series F Preferred Units are to be redeemed, the Series F Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Series F Redemption. (i) The Series F Redemption Price of the Series F Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB, which will be contributed by AMB to the General Partner or the Operating Partnership and which in turn will be contributed by the General Partner or the Operating Partnership to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series F Preferred Units unless all accumulated and unpaid distributions have been paid on all Series F Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Series F Redemption. (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series F Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series F Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series F Redemption Price, (c) the aggregate number of Series F Preferred Units to be redeemed and if fewer than all of the outstanding Series F Preferred Units are to be redeemed, the number of Series F Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series F Preferred Units that the total number of Series F Preferred Units held by such holder represents) of the aggregate number of Series F Preferred Units to be redeemed, (d) the place or places where such Series F Preferred Units are to be surrendered for payment of the Series F Redemption Price, (e) that distributions on the Series F Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series F Redemption Price will be made upon presentation and surrender of such Series F Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series F Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series F Preferred Units being redeemed funds sufficient to pay the applicable Series F Redemption Price and will give irrevocable instructions and authority to pay such Series F Redemption Price to the holders of the Series F Preferred Units upon surrender of the Series F Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series F Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series F Preferred Units is not a Business Day, then payment of the Series F Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series F Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series F Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series F Redemption Price.

                Section 19.6. Voting and Certain Management Rights

                A. General. Holders of the Series F Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series F Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series F Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series F Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 19 and Section 11.2), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series F Preferred Units or the holders thereof;

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provided, however, that with respect to the occurrence of any event set forth in
(iii) above, so long as (a) the Partnership is the surviving entity and the Series F Preferred Units remain outstanding with the terms thereof unchanged, or
(b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series F Preferred Units for other interests in such entity having substantially the same terms and rights as the Series F Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series F Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                C. So long as any Series F Preferred Units remain outstanding, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series F Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 19.8; provided however, no such vote shall be required so long as the Series F Preferred Units (or any interests substituted therefore pursuant to Section 19.6.B) remain outstanding and are exchangeable for Series F Preferred Shares or stock in another entity having substantially the same terms and rights as the Series F Preferred Shares.

                D. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions of Article 7 regarding the management rights and responsibilities of the General Partner, whenever distributions on any Series F Preferred Units shall remain unpaid for six or more quarterly periods (i.e., the quarterly periods ending on the 15th day of each January, April, July and October, or, if not a business day, the next succeeding business day, beginning with the quarterly period ending April 15,
2000) (whether or not consecutive), the holders of 51% of either (i) such Series F Preferred Units, in the event that the holders of the Series D Preferred Units, Series E Preferred Units, Series G Preferred Units and Series H Preferred Units are not entitled to exercise management rights pursuant to Section 17.6D,
Section 18.6.D, Section 20.6.D and Section 21.6.D, respectively, and that no Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6D, Section 18.6.D, this Section 19.6.D, Section 20.6.D and Section 21.6.D, respectively, or
(ii) the Parity Preferred Capital, in the event that holders of Series D Preferred Units, Series E Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise management rights pursuant to Section 17.6D, Section 18.6.D, Section 20.6.D, or Section 21.6.D, respectively, or Future Parity Preferred Unitholders are entitled to exercise management rights

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similar to those to which the holders of Series D Preferred Units, Series E
Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6.D, Section 18.6.D, this Section 19.6.D, Section 20.6.D and Section 21.6.D, respectively, shall be entitled to assume rights to manage the Partnership and perform actions related thereto for the sole purpose of enforcing the Partnership's rights and remedies as against obligees of the Partnership or other Persons from whom the Partnership may be entitled to receive cash or other assets, until all distributions accumulated on the Series F Preferred Units for all past quarterly periods and the distribution for the then-current quarterly period shall have been fully-paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for payment in full; provided, however, that no such holder or holders of Series F Preferred Units may at any time take any action (or fail to take any action) if the consequence of such action (or inaction) would be (i) to cause AMB to fail to qualify as a REIT for federal or applicable state income tax purposes or (ii) to cause the Partnership or the Operating Partnership to fail to qualify as a partnership for federal or applicable state income tax purposes, or (iii) to cause the Partnership, the Operating Partnership, the General Partner, or AMB to be considered an "investment company" as defined in, or otherwise be subject to regulation under, the Investment Company Act of 1940, as amended; and provided, further, that solely for purposes of exercising the management rights set forth in this
Section 19.6.D, each holder of Series F Preferred Units shall be deemed an Indemnitee, and shall be entitled to the benefits of the indemnification provisions of Section 7.7 with respect to any and all action(s) taken (or failure(s) to act) by a holder of Series F Preferred Units in the exercise of (or failure(s) to exercise) the management rights described in this Section 19.6.D, including, without limitation, alleged breaches of the General Partner's fiduciary duty to the Partners; and provided further, that the holders of the Series F Preferred Units acknowledge and agree that the General Partner and the Partnership have provided similar management rights to the holders of the Series D Preferred Units and the Series E Preferred Units and shall be entitled to provide similar management rights to Future Parity Preferred Unitholders.

                Section 19.7. Transfer Restrictions

                The Series F Preferred Units shall be subject to the provisions of Article 11 hereof. Notwithstanding any provision to the contrary herein, no transfer of Series F Preferred Units, or other action by the holder or holders of such Units, is permitted without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series F Preferred Units within the meaning of Treasury Regulation
Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series F Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)) and (b) the General Partner cannot rely on Treasury Regulation Section 1.7704-1(h). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series F Preferred Units for Series F Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

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                Section 19.8. Exchange Rights

                A. Right to Exchange. (i) Series F Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after March 22, 2010, at the option of 51% of the holders of all outstanding Series F Preferred Units, for authorized but previously unissued Series F Preferred Shares at an exchange rate of one Series F Preferred Share from AMB for one Series F Preferred Unit, subject to adjustment as described below (the "Series F Exchange Price"); provided that the Series F Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series F Preferred Units for Series F Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series F Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series F Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series F Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series F Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and
(B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series F Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP.

                In addition, the Series F Preferred Units may be exchanged for Series F Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series F Preferred Units after March 22, 2003 and prior to March 22, 2010 if such holders of a Series F Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series F Preferred Units or
(ii) an opinion of independent counsel reasonably acceptable to the General Partner based on a change in statute, the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling or any other IRS release, in either case to the effect that an exchange of the Series F Preferred Units at such earlier time would not cause the Series F Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series F Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

                In addition, Series F Preferred Units will become exchangeable in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series F Preferred Units for Series F Preferred Shares at an exchange rate of one Series F Preferred Share from AMB for one Series F Preferred Unit if, (i) at any time such holders conclude based on results or projected results that there exists (in the reasonable judgment of such holders) an imminent and substantial risk that such holders' interest in the Partnership represents or will represent more than 19.0% of the total profits of or capital interests in the Partnership for a taxable year, (ii) such holders deliver to the General Partner an opinion of independent counsel, reasonably acceptable to the General Partner to the effect that there is a



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substantial risk that their interest in the Partnership does not or will not satisfy the 19.0% limit and (iii) the General Partner agrees with the conclusions referred to in clauses (i) and (ii) of this sentence, such agreement not to be unreasonably withheld.

                Furthermore, Series F Preferred Units will become exchangeable in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series F Preferred Units for Series F Preferred Shares at an exchange rate of one Series F Preferred Share from AMB for one Series F Preferred Unit if (i) the Series F Preferred Units are held by a REIT and (ii) excluding the effect of any loans and advances, from time to time, from the Partnership to the Operating Partnership or any other affiliate or related entity not exceeding 15% of the Partnership's total assets, for purposes of the 5% test of Section 856(c)(4)(B) of the Code, either (A) the Partnership is advised by independent counsel that, based on the assets and income of the Partnership for a taxable year after 1998, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code; or (B) the holder of the Series F Preferred Units shall deliver to the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that the holder of the Series F Preferred Units would fail to maintain its qualification as a real estate investment trust.

                (ii) Notwithstanding anything to the contrary set forth in
Section 19.8.A(i), if a Series F Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series F Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series F Preferred Units for cash in an amount equal to the original Capital Contribution per Series F Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series F Preferred Units, the number of Series F Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series F Preferred Units that the total number of Series F Preferred Units held by such holder represents) of the aggregate number of Series F Preferred Units being redeemed.

                (iii) In the event an exchange of all Series F Preferred Units pursuant to Section 19.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Series F Articles Supplementary, each holder of Series F Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 19.8.B, a number of Series F Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series F Articles Supplementary, with respect to such holder, and any Series F Preferred Units not so exchanged (the "Series F Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series F Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or



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agreement of the Partnership. In the event an exchange would result in Series F
Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to
(i) the widely held nature of the interests in such holder, sufficient to assure AMB that the holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Series F Excess Units under this Section 19.8.A(iii), the "Ownership Limit" set forth in the Series F Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Series F Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series F Preferred Units exceptions to the Ownership Limit set forth in the Series F Articles Supplementary sufficient to allow such Holders to exchange all of their Series F Preferred Units for Series F Preferred Shares; provided such holders furnish to AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series F Limited Partner shall be entitled to effect an exchange of Series F Preferred Units for Series F Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series F Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series F Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series F Limited Partner shall not acquire any rights or economic interest in the Series F Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series F Preferred Units described in
Section 19.8.A(ii) and (iii) shall be subject to the provisions of Section 19.5.B(i) and Section 19.5.C(ii); provided, however, that the term "Series F Redemption Price" in such Sections 19.5.B(i) and 19.5.C(ii) shall be read to mean the original Capital Contribution per Series F Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange of Series F Preferred Units and/or Series F Redemption.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series F Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series F Preferred Units (or by the Series F Contributor in the case of an exchange pursuant to the last sentence of Section 19.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series F Preferred Units, or the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series F Preferred Units for cash pursuant to Section 19.8.A(ii) or redeem Series F Excess Units pursuant to
Section 19.8.A(iii), by delivering to each holder of record of Series F Preferred Units,



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within ten (10) Business Days following receipt of the Series F Exchange Notice,
(a) if the General Partner elects to cause the Partnership to acquire any of the Series F Preferred Units then outstanding, (1) certificates representing the Series F Preferred Shares being issued in exchange for the Series F Preferred Units of such holder being exchanged and (2) a written notice (a "Series F Redemption Notice") stating (A) the redemption date, which may be the date of such Series F Redemption Notice or any other date which is not later than sixty
(60) days following the receipt of the Series F Exchange Notice, (B) the redemption price, (C) the place or places where the Series F Preferred Units are to be surrendered and (D) that distributions on the Series F Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series F Preferred Units then outstanding in exchange for cash, a Series F Redemption Notice. Series F Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series F Preferred Units shall deliver any canceled certificates representing Series F Preferred Units which have been exchanged or redeemed to the office of the General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten (10) Business
Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series F Preferred Units to be exchanged for Series F Preferred Shares pursuant to this Section 19.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series F Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series F Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series F Preferred Shares issued pursuant to this
Section 19.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series F Preferred Shares issued upon exchange of the Series F Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.



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                (ii) In the event of an exchange of Series F Preferred Units for
Series F Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series F Preferred Units tendered for exchange shall (i) accrue on the Series F Preferred Shares into which such Series F Preferred Units are exchanged, and (ii) continue to accrue on such Series F Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series F Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series F Preferred Unit that was validly exchanged for Series F Preferred Shares pursuant to this Section (other than the General Partner holding such Series F Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series F Preferred Shares for which such Series F Preferred Unit was exchanged or redeemed. Further, for purposes of the foregoing, in the event of an exchange of Series F Preferred Units for Series F Preferred Shares, if the accrued and unpaid distributions per Series F Preferred Unit is not the same for each Series F Preferred Unit, the accrued and unpaid distributions per Series F Preferred Unit for each such Series F Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series F Preferred Unit on any such unit.

                (iii) Fractional Series F Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series F Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Series F Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series F Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series F Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series F Preferred Shares or fraction thereof into which one Series F Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series F Preferred Units shall be exchangeable pursuant to this Section 19.8 shall be the same issuer or issuers of shares of capital stock and other securities into which (i) the Series B Preferred Units are then exchangeable (or, if the Series B Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (ii) the Series C Preferred Units are then exchangeable (or, if the Series C Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (iii) the Series D Preferred Units are then exchangeable (or, if the Series D Preferred Units have previously been redeemed in full,



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would have been then exchangeable if then still outstanding) and (iv) the Series
E Preferred Units are then exchangeable (or, if the Series E Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 19.9. No Conversion Rights

                The Series F Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 19.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series F Preferred Units.


                                   ARTICLE 20.
                            SERIES G PREFERRED UNITS

                Section 20.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 7.95% Series G Cumulative Redeemable Preferred Units (the "Series G Preferred Units") is hereby established. The number of Series G Preferred Units shall be 20,000.


                Section 20.2. Ranking

                The Series G Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series G Preferred Units; (ii) on a parity with the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units and all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series G Preferred Units.

                Section 20.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Sections 5.1, 16.3.A, 17.3A, 18.3A, 19.3A and 21.3A hereof), holders of Series G Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series G Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 15th day of January, April, July and October of each year and (B) in the event of (i) an exchange of Series G Preferred Units into Series G Preferred Shares, or (ii) a redemption of Series G Preferred Units, on the exchange date or redemption date, as applicable (each a "Series G Preferred Unit Distribution Payment Date"),



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commencing on the first of such payment dates to occur following their original date of issuance. If any date on which distributions are to be made on the Series G Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series G Preferred Units will be made to the holders of record of the Series G Preferred Units on the relevant record dates, which will be fifteen
(15) days prior to the relevant Series G Preferred Unit Distribution Payment Date (the "Series G Preferred Unit Partnership Record Date").

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series G Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series G Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series G Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series G Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series G Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series G Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT; provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series G Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series G Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series G Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series G Preferred Unit and such other classes or series of Parity



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Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series G Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or (c) any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series G Preferred Units may be made, without preserving the priority of distributions described in Sections 20.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement; provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series G Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 20.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series G Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.

                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series G Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 20.5. Series G Redemption

                A. Series G Redemption. The Series G Preferred Units may not be redeemed prior to September 1, 2005. On or after such date, the Partnership shall have the right to redeem the Series G Preferred Units, in whole or in part, at any time or from time to time, upon not less



                                      115
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than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series G Redemption"), equal to the Capital Account balance of the holder of Series G Preferred Units (the "Series G Redemption Price"); provided, however, that no redemption pursuant to this Section 20.5 will be permitted if the Series G Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series G Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series G Preferred Units are to be redeemed, the Series G Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Series G Redemption. (i) The Series G Redemption Price of the Series G Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB, which will be contributed by AMB to the General Partner or the Operating Partnership and which in turn will be contributed by the General Partner or the Operating Partnership to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series G Preferred Units unless all accumulated and unpaid distributions have been paid on all Series G Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Series G Redemption. (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series G Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series G Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series G Redemption Price, (c) the aggregate number of Series G Preferred Units to be redeemed and if fewer than all of the outstanding Series G Preferred Units are to be redeemed, the number of Series G Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series G Preferred Units that the total number of Series G Preferred Units held by such holder represents) of the aggregate number of Series G Preferred Units to be redeemed, (d) the place or places where such Series G Preferred Units are to be surrendered for payment of the Series G Redemption Price, (e) that distributions on the Series G Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series G Redemption Price will be made upon presentation and surrender of such Series G Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series G Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series G Preferred Units being redeemed funds sufficient to pay the applicable Series G Redemption Price and will give irrevocable instructions and authority to pay such Series G Redemption Price to the holders of the Series G Preferred Units upon surrender of the Series G Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series G Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series G Preferred Units is not a Business Day, then payment of the Series G Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series G Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series G Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series G Redemption Price.

                Section 20.6. Voting and Certain Management Rights

                A. General. Holders of the Series G Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series G Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series G Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series G Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 20 and Section 11.2), whether by merger, consolidation or otherwise, in



                                      117
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each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series G Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (a) the Partnership is the surviving entity and the Series G Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series G Preferred Units for other interests in such entity having substantially the same terms and rights as the Series G Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series G Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                C. So long as any Series G Preferred Units remain outstanding, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series G Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 20.8; provided however, no such vote shall be required so long as the Series G Preferred Units (or any interests substituted therefore pursuant to Section 20.6.B) remain outstanding and are exchangeable for Series G Preferred Shares or stock in another entity having substantially the same terms and rights as the Series G Preferred Shares.

                D. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions of Article 7 regarding the management rights and responsibilities of the General Partner, whenever distributions on any Series G Preferred Units shall remain unpaid for six or more quarterly periods (i.e., the quarterly periods ending on the 15th day of each January, April, July and October, or, if not a business day, the next succeeding business day, beginning with the quarterly period ending October 15,
2000) (whether or not consecutive), the holders of 51% of either (i) such Series G Preferred Units, in the event that the holders of the Series D Preferred Units, Series E Preferred Units, Series F Preferred Units and Series H Preferred Units are not entitled to exercise management rights pursuant to Section 17.6D,
Section 18.6.D, Section 19.6.D and Section 21.6.D, respectively, and that no Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D, this Section 20.6.D and Section 21.6.D, respectively, or
(ii) the Parity Preferred Capital, in the event that holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units or Series H Preferred Units are entitled to exercise management



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rights pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D or Series
21.6.D, respectively, or Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D, this Section 20.6.D and
Section 21.6.D, respectively, shall be entitled to assume rights to manage the Partnership and perform actions related thereto for the sole purpose of enforcing the Partnership's rights and remedies as against obligees of the Partnership or other Persons from whom the Partnership may be entitled to receive cash or other assets, until all distributions accumulated on the Series G Preferred Units for all past quarterly periods and the distribution for the then-current quarterly period shall have been fully-paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for payment in full; provided, however, that no such holder or holders of Series G Preferred Units may at any time take any action (or fail to take any action) if the consequence of such action (or inaction) would be (i) to cause AMB to fail to qualify as a REIT for federal or applicable state income tax purposes or (ii) to cause the Partnership or the Operating Partnership to fail to qualify as a partnership for federal or applicable state income tax purposes, or (iii) to cause the Partnership, the Operating Partnership, the General Partner, or AMB to be considered an "investment company" as defined in, or otherwise be subject to regulation under, the Investment Company Act of 1940, as amended; and provided, further, that solely for purposes of exercising the management rights set forth in this Section 20.6.D, each holder of Series G Preferred Units shall be deemed an Indemnitee, and shall be entitled to the benefits of the indemnification provisions of Section 7.7 with respect to any and all action(s) taken (or failure(s) to act) by a holder of Series G Preferred Units in the exercise of (or failure(s) to exercise) the management rights described in this Section 20.6.D, including, without limitation, alleged breaches of the General Partner's fiduciary duty to the Partners; and provided further, that the holders of the Series G Preferred Units acknowledge and agree that the General Partner and the Partnership have provided similar management rights to the holders of the Series D Preferred Units, the Series E Preferred Units and the Series F Preferred Units and shall be entitled to provide similar management rights to Future Parity Preferred Unitholders.

                Section 20.7. Transfer Restrictions

                The Series G Preferred Units shall be subject to the provisions of Article 11 hereof. Notwithstanding any provision to the contrary herein, no transfer of Series G Preferred Units, or other action by the holder or holders of such Units, is permitted without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series F Preferred Units and Series G Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series F Preferred Units and Series G Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)) and (b) the General Partner cannot rely on Treasury Regulation Section 1.7704-1(h). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series G



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Preferred Units for Series G Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

                Section 20.8. Exchange Rights

                A. Right to Exchange. (i) Series G Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after August 29, 2010, at the option of 51% of the holders of all outstanding Series G Preferred Units, for authorized but previously unissued Series G Preferred Shares at an exchange rate of one Series G Preferred Share from AMB for one Series G Preferred Unit, subject to adjustment as described below (the "Series G Exchange Price"); provided that the Series G Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series G Preferred Units for Series G Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series G Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series G Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series G Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series G Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and
(B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series G Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP.

                In addition, the Series G Preferred Units may be exchanged for Series G Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series G Preferred Units after August 29, 2003 and prior to August 29, 2010 if such holders of a Series G Preferred Units shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series G Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on a change in statute, the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling or any other IRS release, in either case to the effect that an exchange of the Series G Preferred Units at such earlier time would not cause the Series G Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series G Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

                In addition, Series G Preferred Units will become exchangeable in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series G Preferred Units for Series G Preferred Shares at an exchange rate of one Series G Preferred Share from AMB for one Series G Preferred Unit if, (i) at any time such holders conclude based on results or projected results that there exists (in the reasonable judgment of such holders) an imminent and substantial risk that such holders' interest in the



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Partnership represents or will represent more than 19.0% of the total profits of or capital interests in the Partnership for a taxable year, (ii) such holders deliver to the General Partner an opinion of independent counsel, reasonably acceptable to the General Partner to the effect that there is a substantial risk that their interest in the Partnership does not or will not satisfy the 19.0% limit and (iii) the General Partner agrees with the conclusions referred to in clauses (i) and (ii) of this sentence, such agreement not to be unreasonably withheld.

                Furthermore, Series G Preferred Units will become exchangeable in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series G Preferred Units for Series G Preferred Shares at an exchange rate of one Series G Preferred Share from AMB for one Series G Preferred Unit if (i) the Series G Preferred Units are held by a REIT and (ii) excluding the effect of any loans and advances, from time to time, from the Partnership to the Operating Partnership or any other affiliate or related entity not exceeding 15% of the Partnership's total assets, for purposes of the 5% test of Section 856(c)(4)(B) of the Code, either (A) the Partnership is advised by independent counsel that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code; or (B) the holder of the Series G Preferred Units shall deliver to the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that the holder of the Series G Preferred Units would fail to maintain its qualification as a real estate investment trust.

                (ii) Notwithstanding anything to the contrary set forth in
Section 20.8.A(i), if a Series G Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series G Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series G Preferred Units for cash in an amount equal to the original Capital Contribution per Series G Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series G Preferred Units, the number of Series G Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series G Preferred Units that the total number of Series G Preferred Units held by such holder represents) of the aggregate number of Series G Preferred Units being redeemed.

                (iii) In the event an exchange of all Series G Preferred Units pursuant to Section 20.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Series G Articles Supplementary, each holder of Series G Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 20.8.B, a number of Series G Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series G Articles Supplementary, with respect to such holder, and any Series G Preferred Units not so exchanged (the "Series G Excess



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Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series G Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or agreement of the Partnership. In the event an exchange would result in Series G Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to (i) the widely held nature of the interests in such holder, sufficient to assure AMB that the holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Series G Excess Units under this Section 20.8.A(iii), the "Ownership Limit" set forth in the Series G Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Series G Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series G Preferred Units exceptions to the Ownership Limit set forth in the Series G Articles Supplementary sufficient to allow such Holders to exchange all of their Series G Preferred Units for Series G Preferred Shares; provided such holders furnish to AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series G Limited Partner shall be entitled to effect an exchange of Series G Preferred Units for Series G Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series G Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series G Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series G Limited Partner shall not acquire any rights or economic interest in the Series G Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series G Preferred Units described in
Section 20.8.A(ii) and (iii) shall be subject to the provisions of Section 20.5.B(i) and Section 20.5.C(ii); provided, however, that the term "Series G Redemption Price" in such Sections 20.5.B(i) and 20.5.C(ii) shall be read to mean the original Capital Contribution per Series G Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange of Series G Preferred Units and/or Series G Redemption.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series G Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series G Preferred Units (or by the Series G Contributor in the case of an exchange pursuant to the last sentence of Section 20.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series G Preferred Units, or



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the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series G Preferred Units for cash pursuant to Section 20.8.A(ii) or redeem Series G Excess Units pursuant to Section 20.8.A(iii), by delivering to each holder of record of Series G Preferred Units, within ten (10) Business Days following receipt of the Series G Exchange Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series G Preferred Units then outstanding, (1) certificates representing the Series G Preferred Shares being issued in exchange for the Series G Preferred Units of such holder being exchanged and (2) a written notice (a "Series G Redemption Notice") stating (A) the redemption date, which may be the date of such Series G Redemption Notice or any other date which is not later than sixty (60) days following the receipt of the Series G Exchange Notice, (B) the redemption price,
(C) the place or places where the Series G Preferred Units are to be surrendered and (D) that distributions on the Series G Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series G Preferred Units then outstanding in exchange for cash, a Series G Redemption Notice. Series G Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series G Preferred Units shall deliver any canceled certificates representing Series G Preferred Units which have been exchanged or redeemed to the office of the General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten (10) Business Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series G Preferred Units to be exchanged for Series G Preferred Shares pursuant to this Section 20.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series G Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series G Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series G Preferred Shares issued pursuant to this Section 20.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series G Preferred Shares issued upon exchange of the Series G Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER



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                DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE
                ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                (ii) In the event of an exchange of Series G Preferred Units for Series G Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series G Preferred Units tendered for exchange shall (i) accrue on the Series G Preferred Shares into which such Series G Preferred Units are exchanged, and (ii) continue to accrue on such Series G Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series G Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series G Preferred Unit that was validly exchanged for Series G Preferred Shares pursuant to this Section (other than the General Partner holding such Series G Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series G Preferred Shares for which such Series G Preferred Unit was exchanged or redeemed. Further, for purposes of the foregoing, in the event of an exchange of Series G Preferred Units for Series G Preferred Shares, if the accrued and unpaid distributions per Series G Preferred Unit is not the same for each Series G Preferred Unit, the accrued and unpaid distributions per Series G Preferred Unit for each such Series G Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series G Preferred Unit on any such unit.

                (iii) Fractional Series G Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series G Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Series G Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series G Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series G Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series G Preferred Shares or fraction thereof into which one Series G Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series G Preferred Units shall be exchangeable pursuant to this Section 20.8 shall be the same issuer or issuers of shares of capital stock and other securities into which (i) the Series B Preferred Units are then exchangeable (or, if the Series B Preferred Units have previously been



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redeemed in full, would have been then exchangeable if then still outstanding),
(ii) the Series C Preferred Units are then exchangeable (or, if the Series C Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (iii) the Series D Preferred Units are then exchangeable (or, if the Series D Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding),
(iv) the Series E Preferred Units are then exchangeable (or, if the Series E Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding) and (v) the Series F Preferred Units are then exchangeable (or, if the Series F Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 20.9. No Conversion Rights

                The Series G Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 20.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series G Preferred Units.


                                   ARTICLE 21.
                            SERIES H PREFERRED UNITS

                Section 21.1. Designation and Number

                A series of Partnership Units in the Partnership designated as the 8.125% Series H Cumulative Redeemable Preferred Units (the "Series H Preferred Units") is hereby established. The number of Series H Preferred Units shall be 840,000.


                Section 21.2. Ranking

                The Series H Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) senior to the Common Units and to all Partnership Units the terms of which provide that such Partnership Units shall rank junior to the Series H Preferred Units; (ii) on a parity with the Series C Preferred Units, the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units, the Series G Preferred Units, and all other Parity Preferred Units; and (iii) junior to all Partnership Units which rank senior to the Series H Preferred Units.

                Section 21.3. Distributions

                A. Payment of Distributions. Subject to the rights of holders of Parity Preferred Units as to the payment of distributions (including pursuant to Sections 5.1, 16.3.A, 17.3A, 18.3A, 19.3A and 20.3A hereof), holders of Series H Preferred Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions in an amount equal to the Series H



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Priority Return. Such distributions will be payable (A) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on the 25th day of March, June, September and December of each year and (B) in the event of (i) an exchange of Series H Preferred Units into Series H Preferred Shares, or (ii) a redemption of Series H Preferred Units, on the exchange date or redemption date, as applicable (each a "Series H Preferred Unit Distribution Payment Date"), commencing on the first of such payment dates to occur following their original date of issuance. If any date on which distributions are to be made on the Series H Preferred Units is not a Business Day, then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series H Preferred Units will be made to the holders of record of the Series H Preferred Units on the relevant record dates, which will be fifteen (15) days prior to the relevant Series H Preferred Unit Distribution Payment Date (the "Series H Preferred Unit Partnership Record Date"). For purposes of clarifying the relative distribution priority rights among the Series H Preferred Units, the Series G Preferred Units, the Series F Preferred Units, the Series E Preferred Units, the Series D Preferred Units and the Series C Preferred Units, the payment of distributions with respect to a series of such Preferred Units prior to the payment of distributions with respect to another such series of Preferred Units, solely as a result of the distribution payment dates with respect to a series of Preferred Units occurring on a different date from another series of Preferred Units, shall not be deemed to create a priority in favor of one series of Preferred Units over any other series of Preferred Units.

                B. Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series H Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership at any time prohibit the current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series H Preferred Units will accumulate as of the Preferred Unit Distribution Payment Date on which they first become payable.

                C. Priority as to Distributions. (i) So long as any Series H Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Partnership Interest represented by Junior Units, nor shall any Junior Units or Parity Preferred Units be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Junior Units or Parity Preferred Units) by the Partnership (except by conversion into or exchange for other Junior Units or Parity Preferred Units, as the case may be) unless, in each case, full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series H Preferred Units and all classes and series of outstanding Parity Preferred Units for all distribution periods. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units into Partnership Interests of the Partnership ranking junior to the Series H



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Preferred Units as to distributions and upon voluntary and involuntary liquidation, dissolution or winding up of the Partnership, or (c) distributions necessary to enable the Operating Partnership to redeem partnership interests corresponding to Series H Preferred Shares and any Parity Preferred Stock with respect to distributions or Junior Stock to be purchased by AMB pursuant to the REIT Charter to preserve AMB's status as a REIT; provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the REIT Charter.

                (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series H Preferred Units and any other Parity Preferred Units, all distributions authorized and declared on the Series H Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared pro rata so that the amount of distributions authorized and declared per Series H Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series H Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distributions or payments on Series H Preferred Units which may be in arrears.

                (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner,
(b) the Operating Partnership or (c) any other holder of Partnership Interests in the Partnership, in each case ranking junior to or on parity with the Series H Preferred Units may be made, without preserving the priority of distributions described in Sections 21.3.C(i) and (ii), but only to the extent such distributions are required to preserve the REIT status of AMB, in its capacity as sole general partner of the Operating Partnership and as sole stockholder of the General Partner, and in the case of any holder other than the General Partner only to the extent required by the Partnership Agreement; provided, that the Partnership shall not be disproportionately burdened by this provision relative to the cash flow generated by other assets owned directly or indirectly by AMB.

                D. No Further Rights. Holders of Series H Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                Section 21.4. Liquidation Proceeds

                A. Distributions. Upon voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, distributions on the Series H Preferred Units shall be made in accordance with Article 13 of this Agreement.

                B. Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the General Partner pursuant to Section 13.6 hereof.



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                C. No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, Holders of Series H Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

                D. Consolidation, Merger or Certain Other Transactions. None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, or a sale, lease, transfer or conveyance of all or substantially all of the Partnership's property or business shall be considered a liquidation, dissolution or winding up of the Partnership.

                Section 21.5. Series H Redemption

                A. Series H Redemption. The Series H Preferred Units may not be redeemed prior to September 1, 2005. On or after such date, the Partnership shall have the right to redeem the Series H Preferred Units, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash (a "Series H Redemption"), equal to the Capital Account balance of the holder of Series H Preferred Units (the "Series H Redemption Price"); provided, however, that no redemption pursuant to this Section 21.5 will be permitted if the Series H Redemption Price does not equal or exceed the original Capital Contribution of such holder plus the cumulative Series H Priority Return to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series H Preferred Units are to be redeemed, the Series H Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                B. Limitation on Series H Redemption. (i) The Series H Redemption Price of the Series H Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) is payable solely out of the sale proceeds of capital stock of AMB, which will be contributed by AMB to the General Partner or the Operating Partnership and which in turn will be contributed by the General Partner or the Operating Partnership to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership or the Operating Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the REIT Charter), depository shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                (ii) The Partnership may not redeem fewer than all of the outstanding Series H Preferred Units unless all accumulated and unpaid distributions have been paid on all Series H Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                C. Procedures for Series H Redemption. (i) Notice of redemption will be (i) faxed, and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series H Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series H Preferred Units except as to the holder to whom such notice



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was defective or not given. In addition to any information required by law, each such notice shall state: (a) the redemption date, (b) the Series H Redemption Price, (c) the aggregate number of Series H Preferred Units to be redeemed and if fewer than all of the outstanding Series H Preferred Units are to be redeemed, the number of Series H Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series H Preferred Units that the total number of Series H Preferred Units held by such holder represents) of the aggregate number of Series H Preferred Units to be redeemed, (d) the place or places where such Series H Preferred Units are to be surrendered for payment of the Series H Redemption Price, (e) that distributions on the Series H Preferred Units to be redeemed will cease to accumulate on such redemption date and (f) that payment of the Series H Redemption Price will be made upon presentation and surrender of such Series H Preferred Units.

                (ii) If the Partnership gives a notice of redemption in respect of Series H Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series H Preferred Units being redeemed funds sufficient to pay the applicable Series H Redemption Price and will give irrevocable instructions and authority to pay such Series H Redemption Price to the holders of the Series H Preferred Units upon surrender of the Series H Preferred Units by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series H Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series H Preferred Units is not a Business Day, then payment of the Series H Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series H Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series H Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series H Redemption Price.

                Section 21.6. Voting and Certain Management Rights

                A. General. Holders of the Series H Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below and in Section 7.3.E.

                B. Certain Voting Rights. So long as any Series H Preferred Units remains outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series H Preferred Units outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series H Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any Partnership Interests of the Partnership into any such Partnership Interest, or create, authorize or issue any obligations or security convertible into or



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evidencing the right to purchase any such Partnership Interests, (ii) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units or reclassify any Partnership Interest of the Partnership into any such Partnership Interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an affiliate of the Partnership, other than AMB or the Operating Partnership to the extent the issuance of such interests was to allow AMB or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock to persons who are not affiliates of the Partnership or the Operating Partnership) or (iii) either consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 21 and Section 11.2), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series H Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (a) the Partnership is the surviving entity and the Series H Preferred Units remain outstanding with the terms thereof unchanged, or (b) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series H Preferred Units for other interests in such entity having substantially the same terms and rights as the Series H Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the Series H Preferred Units; and provided further, that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests represented by Junior Units or Parity Preferred Units that are not issued to an affiliate of the Partnership, other than the General Partner or the Operating Partnership to the extent the issuance of such interests was to allow the General Partner or the Operating Partnership to issue corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership (other than AMB to the extent AMB issues corresponding preferred stock or preferred interests to persons who are not affiliates of the Partnership or the Operating Partnership), shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                C. So long as any Series H Preferred Units remain outstanding, the General Partner shall not, without the affirmative vote of the holders of at least two-thirds of the Series H Preferred Units outstanding at the time, take any action which would result in the termination of the right of the holders of such units to effect an exchange pursuant to Section 21.8; provided however, no such vote shall be required so long as the Series H Preferred Units (or any interests substituted therefore pursuant to Section 21.6.B) remain outstanding and are exchangeable for Series H Preferred Shares or stock in another entity having substantially the same terms and rights as the Series H Preferred Shares.

                D. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the provisions of Article 7 regarding the management rights and responsibilities of the General Partner, whenever distributions on any Series H Preferred Units



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shall remain unpaid for six or more quarterly periods (i.e., the quarterly periods ending on the 25th day of each March, June, September and December, or, if not a business day, the next succeeding business day, beginning with the quarterly period ending September 25, 2000) (whether or not consecutive), the holders of 51% of either (i) such Series H Preferred Units, in the event that the holders of the Series D Preferred Units, Series E Preferred Units, Series F Preferred Units and Series G Preferred Units are not entitled to exercise management rights pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D and
Section 20.6.D, respectively, and that no Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D, Section 20.6.D and this Section 21.6.D, respectively, or (ii) the Parity Preferred Capital, in the event that holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units or Series G Preferred Units are entitled to exercise management rights pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D or
Section 20.6.D, respectively, or Future Parity Preferred Unitholders are entitled to exercise management rights similar to those to which the holders of Series D Preferred Units, Series E Preferred Units, Series F Preferred Units, Series G Preferred Units and Series H Preferred Units are entitled to exercise pursuant to Section 17.6D, Section 18.6.D, Section 19.6.D, this Section 20.6.D and this Section 21.6.D, respectively, shall be entitled to assume rights to manage the Partnership and perform actions related thereto for the sole purpose of enforcing the Partnership's rights and remedies as against obligees of the Partnership or other Persons from whom the Partnership may be entitled to receive cash or other assets, until all distributions accumulated on the Series H Preferred Units for all past quarterly periods and the distribution for the then-current quarterly period shall have been fully-paid or declared and a sum sufficient for the payment thereof irrevocably set aside in trust for payment in full; provided, however, that no such holder or holders of Series H Preferred Units may at any time take any action (or fail to take any action) if the consequence of such action (or inaction) would be (i) to cause AMB to fail to qualify as a REIT for federal or applicable state income tax purposes or (ii) to cause the Partnership or the Operating Partnership to fail to qualify as a partnership for federal or applicable state income tax purposes, or (iii) to cause the Partnership, the Operating Partnership, the General Partner, or AMB to be considered an "investment company" as defined in, or otherwise be subject to regulation under, the Investment Company Act of 1940, as amended; and provided, further, that solely for purposes of exercising the management rights set forth in this Section 21.6.D, each holder of Series H Preferred Units shall be deemed an Indemnitee, and shall be entitled to the benefits of the indemnification provisions of Section 7.7 with respect to any and all action(s) taken (or failure(s) to act) by a holder of Series H Preferred Units in the exercise of (or failure(s) to exercise) the management rights described in this Section 21.6.D, including, without limitation, alleged breaches of the General Partner's fiduciary duty to the Partners; and provided further, that the holders of the Series H Preferred Units acknowledge and agree that the General Partner and the Partnership have provided similar management rights to the holders of the Series D Preferred Units, the Series E Preferred Units, the Series F Preferred Units and Series G Preferred Units and shall be entitled to provide similar management rights to Future Parity Preferred Unitholders.



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                Section 21.7. Transfer Restrictions

                The Series H Preferred Units shall be subject to the provisions of Article 11 hereof. Notwithstanding any provision to the contrary herein, no transfer of Series H Preferred Units, or other action by the holder or holders of such Units, is permitted without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer or other action would result in more than four partners holding all outstanding Series H Preferred Units within the meaning of Treasury Regulation
Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)); provided, however, that the General Partner's consent may not be unreasonably withheld if (a) such transfer or other action would not result in more than ten partners holding all outstanding Series H Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(1)(ii) (without regard to Treasury Regulation Section 1.7704-1(h)(3)(ii)) and (b) the General Partner cannot rely on Treasury Regulation Section 1.7704-1(h). In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series H Preferred Units for Series H Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

                Section 21.8. Exchange Rights

                A. Right to Exchange. (i) Series H Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after September 1, 2010, at the option of 51% of the holders of all outstanding Series H Preferred Units, for authorized but previously unissued Series H Preferred Shares at an exchange rate of one Series H Preferred Share from AMB for one Series H Preferred Unit, subject to adjustment as described below (the "Series H Exchange Price"); provided that the Series H Preferred Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series H Preferred Units for Series H Preferred Shares if (y) at any time full distributions shall not have been timely made on any Series H Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive; provided, however, that a distribution in respect of Series H Preferred Units shall be considered timely made if made within two (2) Business Days after the applicable Series H Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (z) upon receipt by a holder or holders of Series H Preferred Units of (A) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the consummation of an identified event in the immediate future will be, a PTP and
(B) an opinion rendered by independent counsel familiar with such matters addressed to a holder or holders of Series H Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP.

                In addition, the Series H Preferred Units may be exchanged for Series H Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the holders of all outstanding Series H Preferred Units after September 1, 2003 and prior to September 1, 2010 if such holders of a Series H Preferred Units shall deliver to the General



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Partner either (i) a private letter ruling addressed to such holder of Series H
Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on a change in statute, the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling or any other IRS release, in either case to the effect that an exchange of the Series H Preferred Units at such earlier time would not cause the Series H Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the holder of such Series H Preferred Units is an "investment company" under Section 721(b) of the Code if an exchange is permitted at such earlier date.

                (ii) Notwithstanding anything to the contrary set forth in
Section 21.8.A(i), if a Series H Exchange Notice (as defined herein) has been delivered to AMB and the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series H Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series H Preferred Units for cash in an amount equal to the original Capital Contribution per Series H Preferred Unit and all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series H Preferred Units, the number of Series H Preferred Units held by each holder to be redeemed shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series H Preferred Units that the total number of Series H Preferred Units held by such holder represents) of the aggregate number of Series H Preferred Units being redeemed.

                (iii) In the event an exchange of all Series H Preferred Units pursuant to Section 21.8.A would violate the provisions on ownership limitation of AMB set forth in Section 7 of Article Third of the Series H Articles Supplementary, each holder of Series H Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 21.8.B, a number of Series H Preferred Units which would comply with the provisions on the ownership limitation of AMB set forth in such Section 7 of Article Third of the Series H Articles Supplementary, with respect to such holder, and any Series H Preferred Units not so exchanged (the "Series H Excess Units") shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Series H Excess Unit, plus any accrued and unpaid distributions thereon to the date of redemption subject to any restriction thereon contained in any debt instrument or agreement of the Partnership. In the event an exchange would result in Series H Excess Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by AMB relating to (i) the widely held nature of the interests in such holder, sufficient to assure AMB that the holder's ownership of stock of AMB (without regard to the limits described above) will not cause any individual to own in excess of 9.0% of the stock of AMB; and (ii) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its affiliates. For purposes of determining the number of Series H Excess Units under this Section 21.8.A(iii), the "Ownership Limit" set forth in the Series H Articles Supplementary shall be deemed to be 9.0%. To the extent the Partnership would not be able to pay the cash set forth above in exchange for the Series H Excess Units, and to the extent consistent with the REIT Charter, AMB agrees that it will grant to the holders of the Series H Preferred Units exceptions to the Ownership Limit set



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forth in the Series H Articles Supplementary sufficient to allow such Holders to exchange all of their Series H Preferred Units for Series H Preferred Shares; provided such holders furnish to AMB representations acceptable to AMB in its sole and absolute discretion which assure AMB that such exceptions will not jeopardize AMB's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Agreement to the contrary, no Series H Limited Partner shall be entitled to effect an exchange of Series H Preferred Units for Series H Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by AMB, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of Series H Preferred Shares set forth in the REIT Charter. To the extent any such attempted exchange for Series H Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series H Limited Partner shall not acquire any rights or economic interest in the Series H Preferred Shares otherwise issuable upon such exchange.

                (iv) The redemption of Series H Preferred Units described in
Section 20.8.A(ii) and (iii) shall be subject to the provisions of Section 21.5.B(i) and Section 21.5.C(ii); provided, however, that the term "Series H Redemption Price" in such Sections 21.5.B(i) and 21.5.C(ii) shall be read to mean the original Capital Contribution per Series H Preferred Unit being redeemed as set forth on Exhibit A plus all accrued and unpaid distributions to the redemption date.

                B. Procedure for Exchange of Series H Preferred Units and/or Series H Redemption.

                (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series H Exchange Notice") delivered to AMB and the General Partner by the Partners representing at least 51% of the outstanding Series H Preferred Units (or by the Series H Contributor in the case of an exchange pursuant to the last sentence of Section 21.8.A.(i) hereof) by (a) fax and (b) by certified mail postage prepaid. AMB may effect any exchange of Series H Preferred Units, or the General Partner may exercise its option to cause the Partnership to redeem any portion of the Series H Preferred Units for cash pursuant to Section 21.8.A(ii) or redeem Series H Excess Units pursuant to
Section 21.8.A(iii), by delivering to each holder of record of Series H Preferred Units, within ten (10) Business Days following receipt of the Series H Exchange Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series H Preferred Units then outstanding, (1) certificates representing the Series H Preferred Shares being issued in exchange for the Series H Preferred Units of such holder being exchanged and (2) a written notice (a "Series H Redemption Notice") stating (A) the redemption date, which may be the date of such Series H Redemption Notice or any other date which is not later than sixty (60) days following the receipt of the Series H Exchange Notice, (B) the redemption price, (C) the place or places where the Series H Preferred Units are to be surrendered and (D) that distributions on the Series H Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series H Preferred Units then outstanding in exchange for cash, a Series H Redemption Notice. Series H Preferred Units which are redeemed shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series H Preferred Units shall deliver any canceled certificates representing Series H Preferred Units which have



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been exchanged or redeemed to the office of the General Partner (which currently is located at 505 Montgomery Street, San Francisco, California 94111) within ten
(10) Business Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series H Preferred Units to be exchanged for Series H Preferred Shares pursuant to this
Section 21.8 shall be so exchanged in a single transaction at one time. As a condition to exchange, AMB may require the holders of Series H Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of Series H Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any Series H Preferred Shares issued pursuant to this
Section 21.8 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the REIT Charter, the Bylaws of AMB, the Securities Act and relevant state securities or blue sky laws.

                The certificates representing the Series H Preferred Shares issued upon exchange of the Series H Preferred Units shall contain the following legend:

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                (ii) In the event of an exchange of Series H Preferred Units for Series H Preferred Shares, an amount equal to the accrued and unpaid distributions to the date of exchange on any Series H Preferred Units tendered for exchange shall (i) accrue on the Series H Preferred Shares into which such Series H Preferred Units are exchanged, and (ii) continue to accrue on such Series H Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series H Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series H Preferred Unit that was validly exchanged for Series H Preferred Shares pursuant to this Section (other than the General Partner holding such Series H Preferred Unit following any such exchange), receive a distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution with respect to the Series H Preferred Shares for which such Series H Preferred Unit was exchanged or redeemed. Further, for purposes of the foregoing, in the event of an exchange of Series H Preferred Units for Series H Preferred Shares, if the accrued and unpaid distributions



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per Series H Preferred Unit is not the same for each Series H Preferred Unit, the accrued and unpaid distributions per Series H Preferred Unit for each such Series H Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series H Preferred Unit on any such unit.

                (iii) Fractional Series H Preferred Shares are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series H Preferred Shares on the day prior to the exchange date as determined in good faith by the board of directors of the General Partner.

                C. Adjustment of Series H Exchange Price. In case AMB shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of AMB's capital stock or sale of all or substantially all of AMB's assets), in each case as a result of which the Series H Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series H Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of Series H Preferred Shares or fraction thereof into which one Series H Preferred Unit was exchangeable immediately prior to such transaction. AMB may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. AMB and the Operating Partnership further agree that, notwithstanding any transaction to which either may be a party (including, without limitation, any merger, consolidation, statutory share exchange, tender offer for all or substantially all of such entity's capital stock or partnership interests or sale of all or substantially all of such entity's assets), immediately following any such transaction, the issuer or issuers of any shares of capital stock and other securities into which the Series H Preferred Units shall be exchangeable pursuant to this Section 21.8 shall be the same issuer or issuers of shares of capital stock and other securities into which (i) the Series B Preferred Units are then exchangeable (or, if the Series B Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (ii) the Series C Preferred Units are then exchangeable (or, if the Series C Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (iii) the Series D Preferred Units are then exchangeable (or, if the Series D Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (iv) the Series E Preferred Units are then exchangeable (or, if the Series E Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), (v) the Series F Preferred Units are then exchangeable (or, if the Series F Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding), and (vi) the Series G Preferred Units are then exchangeable (or, if the Series G Preferred Units have previously been redeemed in full, would have been then exchangeable if then still outstanding).

                Section 21.9. No Conversion Rights

                The Series H Preferred Units shall not be convertible into any other class or series of interest in the Partnership.

                Section 21.10. No Sinking Fund

                No sinking fund shall be established for the retirement or redemption of Series H Preferred Units.



                            (Signature Pages Follow)

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       AMB PROPERTY HOLDING CORPORATION,
                                       a Maryland corporation

                                       By: /s/ W. Blake Baird
                                          ------------------------------------
                                           Name:  W. Blake Baird
                                           Title:  President

                                       COMMON LIMITED PARTNER:

                                       AMB PROPERTY, L.P., a Delaware limited
                                       partnership

                                       By:    AMB Property Corporation,
                                              its general partner

                                       By: /s/ W. Blake Baird
                                          ------------------------------------
                                           Name:  W. Blake Baird
                                           Title:  President

                                       GENERAL PARTNER OF COMMON LIMITED
                                       PARTNER:

                                       AMB PROPERTY CORPORATION,
                                       a Maryland corporation

                                       By: /s/ W. Blake Baird
                                          ------------------------------------
                                           Name:  W. Blake Baird
                                           Title:  President

                                       SERIES G LIMITED PARTNER:

                                       J.P. MORGAN MOSAIC FUND IV, LLC

                                       By: J.P. Morgan Private Investments Inc.,
                                           as manager of J.P. Morgan Mosaic Fund
                                           IV, LLC

                                       By: /s/ Patrick DeGraca
                                          ------------------------------------
                                           Name: Patrick DeGraca
                                           Title:  Vice President

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

I. COMMON UNITS


                                                                    Agreed Value
                                      Contribution      Cash       of Contributed        Total         Partnership     Percentage
Name of Partner                          Date       Contributions     Property       Contributions        Units         Interest
------------------------------------  ------------  -------------  ----------------  ---------------  --------------  --------------
GENERAL PARTNER:
AMB Property Holding Corporation         11/26/97            --     $   3,626,023        $3,626,023         172,668         .99725%


LIMITED PARTNERS:
AMB Property, L.P.                       11/26/97            --     $ 358,976,301      $358,976,301      17,094,110       98.72782%
                                         06/30/98            --     $   1,161,489        $1,161,489          47,602         .27493%
                                                    -------------  ----------------  ---------------  --------------  --------------

     TOTAL COMMON UNITS                                      --     $ 363,763,813      $363,763,813      17,314,380       100.0000%
                                                    -------------  ----------------  ---------------  --------------  --------------

                                    EXHIBIT A

               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

II. SERIES C PREFERRED UNITS

                                                                   Agreed Value                          Series C
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
Belcrest Realty Corporation         11/24/98       $ 24,000,000            --     $  24,000,000          480,000        21.81818%
Belair Real Estate Corporation      11/24/98       $ 86,000,000            --     $  86,000,000        1,720,000        78.18182%
Belcrest Realty Corporation          2/23/99                 --            --                --          381,000        17.31818%
Belair Real Estate Corporation       2/23/99                 --            --                --         (381,000)      (17.31818%)
Belcrest Realty Corporation          4/29/99                 --            --                --          239,000        10.86364%
Belair Real Estate Corporation       4/29/99                 --            --                --         (239,000)      (10.86364%)
Argosy Realty Corporation             7/9/99                 --            --                --           32,506         1.47755%
Belmar Realty Corporation             7/9/99                 --            --                --           32,506         1.47755%
Belport Realty Corporation            7/9/99                 --            --                --           32,506         1.47755%
Belrieve Realty Corporation           7/9/99                 --            --                --           32,506         1.47755%
Belair Real Estate Corporation        7/9/99                 --            --                --         (130,024)       (5.91018%)
Belcrest Realty Corporation          7/28/99                 --            --                --          300,000        13.63636%
Belair Real Estate Corporation       7/28/99                 --            --                --         (300,000)      (13.63636%)
Belmar Realty Corporation            2/17/00                 --            --                --          (32,506)       (1.47755%)
Belcrest Realty Corporation          2/17/00                 --            --                --         (250,000)      (11.36364%)
Belair Real Estate Corporation       2/17/00                 --            --                --          282,506        12.84118%
                                                  --------------  --------------  -----------------  --------------  --------------
     TOTAL SERIES C PREFERRED UNITS               $ 110,000,000            --     $ 110,000,000        2,200,000        100.0000%
                                                  ==============  ==============  =================  ==============  ==============

III. SERIES D PREFERRED UNITS

                                                                   Agreed Value                        Series D
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
J.P. Morgan Mosaic Fund, LLC          5/5/99      $  79,766,850            --     $  79,766,850        1,595,337        100.0000%

                                                  -------------   --------------  ----------------    -------------   -------------
     TOTAL SERIES D PREFERRED UNITS               $  79,766,850            --     $  79,766,850        1,595,337        100.0000%
                                                  ==============  ==============  =================  ==============  ==============

IV. SERIES E PREFERRED UNITS

                                                                   Agreed Value                        Series E
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
Fifth Third Equity Exchange          8/31/99      $  11,022,000            --     $  11,022,000         220,440         100.0000%
Fund 1999, LLC

                                                  --------------  --------------  -----------------  --------------   -------------
     TOTAL SERIES E PREFERRED UNITS               $  11,022,000            --     $  11,022,000         220,440         100.0000%
                                                  ==============  ==============  =================  ==============  ==============

V. SERIES F PREFERRED UNITS

                                                                   Agreed Value                        Series E
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
Bailard, Biehl & Kaiser              3/22/00      $  19,871,950            --     $  19,871,950         397,439         100.0000%
Technology Exchange Fund, LLC

                                                  --------------  --------------  -----------------  --------------  --------------
     TOTAL SERIES F PREFERRED UNITS               $  19,871,950            --     $  19,871,950         397,439         100.0000%
                                                  ==============  ==============  =================  ==============  ==============

VI. SERIES G PREFERRED UNITS

                                                                   Agreed Value                        Series E
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
Bailard, Biehl & Kaiser              8/29/00      $   1,000,000            --     $   1,000,000           20,000         100.0000%
Technology Exchange Fund, LLC

                                                  --------------  --------------  -----------------  --------------  --------------
     TOTAL SERIES G PREFERRED UNITS               $   1,000,000            --     $   1,000,000           20,000         100.0000%
                                                  ==============  ==============  =================  ==============  ==============

VII. SERIES H PREFERRED UNITS

                                                                   Agreed Value                        Series E
                                   Contribution       Cash        of Contributed      Total           Partnership     Percentage
Name of Partner                        Date       Contributions      Property     Contributions          Units         Interest
---------------------------------  -------------  --------------  --------------  -----------------  --------------  --------------
LIMITED PARTNER:
J.P. Morgan Mosaic Fund IV, LLC       9/1/00      $  42,000,000            --     $  42,000,000         840,000         100.0000%

                                                  --------------  --------------  -----------------  --------------  --------------
     TOTAL SERIES G PREFERRED UNITS               $  42,000,000            --     $  42,000,000         840,000         100.0000%
                                                  ==============  ==============  =================  ==============  ==============

                                    EXHIBIT B

                              NOTICE OF REDEMPTION

             The undersigned hereby irrevocably (i) exchanges ____________ Limited Partnership Units in AMB Property II, L.P. in accordance with the terms of the Limited Partnership Agreement of AMB Property II, L.P. dated as of _________________, as amended, and the rights of Series G Redemption referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein and (iii) directs that the cash (or, if applicable, Preferred Stock) deliverable upon Series H Redemption or exchange be delivered to the address specified below, and if applicable, that such Preferred Stock be registered or placed in the name(s) and at the address(es) specified below.

Dated:  ________________________
        Name of Limited Partner:

                                       ---------------------------------
                                       (Signature of Limited Partner)

                                       ---------------------------------
                                       (Street Address)

                                       ---------------------------------
                                       (City) (State) (Zip Code)


                                       Signature Guaranteed by:


                                       ---------------------------------

Issue Shares in the name of:

Please insert social security or identifying number:

Address (if different than above):

                                    EXHIBIT C

                        CONSTRUCTIVE OWNERSHIP DEFINITION

             The term "Constructively Owns" means ownership determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. Generally, these rules provide the following:

        a. an individual is considered as owning the Ownership Interest that is owned, actually or constructively, by or for his spouse, his children, his grandchildren, and his parents;

        b. an Ownership Interest that is owned, actually or constructively, by or for a partnership, limited liability company or estate is considered as owned proportionately by its partners, members or beneficiaries;

        c. an Ownership Interest that is owned, actually or constructively, by or for a trust is considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries (provided, however, that in the case of a "grantor trust" the Ownership Interest will be considered as owned by the grantors);

        d. if ten percent (10%) or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such person shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such corporation in that proportion which the value of the stock which such person so owns bears to the value of all the stock in such corporation;

        e. an Ownership Interest that is owned, actually or constructively, by or for a partner or member which actually or constructively owns a 25% or greater capital interest or profits interest in a partnership or limited liability company, or by or for a beneficiary of an estate or trust, shall be considered as owned by the partnership, limited liability company, estate, or trust (or, in the case of a grantor trust, the grantors);

        f. if ten percent (10%) or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such corporation shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such person;

        g. if any person has an option to acquire an Ownership Interest (including an option to acquire an option or any one of a series of such options), such Ownership Interest shall be considered as owned by such person;

        h. an Ownership Interest that is constructively owned by a person by reason of the application of the rules described in paragraphs (a) through (g) above shall, for purposes of applying paragraphs (a) through (g), be considered as actually owned by such person provided, however, that (i) an Ownership Interest constructively owned by an individual by reason of paragraph (a) shall not be considered as owned by him for purposes of again applying paragraph (a) in order to make another the constructive owner of such Ownership Interest, (ii) an Ownership Interest constructively owned by a partnership, estate, trust, or corporation by reason of the application of paragraphs (e) or (f) shall not be considered as owned by it for purposes of applying paragraphs (b), (c), or (d) in order to make another the constructive owner of such Ownership Interest,
(iii) if an Ownership Interest may be considered as owned by an individual under paragraphs (a) or (g), it shall be considered as owned by him under paragraph
(g) and (iv) for purposes of the above described rules, an S corporation shall be treated as a partnership and any stockholder of the S corporation shall be treated as a partner of such partnership except that this rule shall not apply for purposes of determining whether stock in the S corporation is constructively owned by any person.

        i. For purposes of the above summary of the constructive ownership rules, the term "Ownership Interest" means the ownership of stock with respect to a corporation and, with respect to any other type of entity, the ownership of an interest in either its assets or net profits.

                                   EXHIBIT D-1

                      FORM OF PARTNERSHIP UNIT CERTIFICATE

                      CERTIFICATE FOR PARTNERSHIP UNITS OF

                              AMB PROPERTY II, L.P.

No. _______________                                           ____________ UNITS

             AMB Property Holding Corporation as the General Partner of AMB Property II, L.P., a Delaware limited partnership (the "Operating Partnership"), hereby certifies that is a Limited Partner of the Operating Partnership whose Partnership Interests therein, as set forth in the Agreement of Limited Partnership of AMB Property II, L.P., dated as of ______________, 2000 (as it may be amended, modified or supplemented from time to time in accordance with its terms, (the "Partnership Agreement"), under which the Operating Partnership is existing and as filed in the office of the Delaware [State Department of Assessments and Taxation] (copies of which are on file at the Operating Partnership's principal office at __________________________________________________, represent units of limited partnership interest in the Operating Partnership (the "Partnership Units").

             THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

DATED:___________________, 2000.

                                       AMB PROPERTY HOLDING CORPORATION

                                       General Partner of AMB
                                       Property II, L.P.


ATTEST:

By:                                    By:
   --------------------------------       --------------------------------------

                                    EXHIBIT E

                         SCHEDULE OF PARTNERS' OWNERSHIP

                             WITH RESPECT TO TENANTS



                                      None

                                    EXHIBIT F

                             SCHEDULE OF REIT SHARES

            ACTUALLY OR CONSTRUCTIVELY OWNED BY 25% LIMITED PARTNERS

                OTHER THAN THOSE ACQUIRED PURSUANT TO AN EXCHANGE



                                      None

                                    EXHIBIT G

                   SCHEDULE OF CERTAIN AGREEMENTS RELATING TO

                   PROPERTIES WITH RESTRICTIONS ON DISPOSITION

                            PURSUANT TO SECTION 7.3.F

1. APLP II Contribution Agreement dated as of May 21, 1998, by and between Hayes Realty Company, an Illinois general partnership and AMB Property II, L.P., a Delaware limited partnership.

                                    EXHIBIT H

                    SCHEDULE OF CERTAIN AGREEMENTS CONTAINING

                LIMITATIONS ON GENERAL PARTNERS GENERAL AUTHORITY

1. APLP II Contribution Agreement dated as of May 21, 1998, by and between Hayes Realty Company, an Illinois general partnership and AMB Property II, L.P., a Delaware limited partnership.

                                    EXHIBIT I

         RESTRICTIONS ON OWNERSHIP AND TRANSFER TO PRESERVE TAX BENEFIT

        (a) Definitions. for the purposes of this Exhibit I, the following terms shall have the following meanings:

             "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to subsection (c)(vi), each of which shall be an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

             "Code" shall mean the Internal Revenue Code of 1986, as amended.

             "Constructive Ownership" shall mean ownership of Partnership Units by a Person who is or would be treated as an owner of such Partnership Units either actually or constructively through the application of
        Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

             "Exempted Person" shall mean any Person exempted from time to time by the General Partner in its sole and absolute discretion. The Operating Partnership shall be considered an Exempted Person.

             "Market Price" shall mean the market price of the Partnership Units on the relevant date as determined in good faith by the General Partner; provided, however, if AMB has outstanding shares of capital stock which correspond to such Partnership Units (i.e., the Series C Preferred Shares), the Market Price of each such Partnership Unit shall be equal to the Value of a share of such capital stock, subject to adjustment if the right to exchange such Partnership Units for such stock is other than one to one.

             "Ownership Limit" shall mean 24.9% of the capital or profits interests of the Partnership.

             "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

             "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in subsection (b)(ii), the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned Partnership Units for another Person who is the beneficial transferee or owner of such Partnership Units, in which case the Purported Beneficial Transferee shall be such Person.

             "Purported Record Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in subsection (b)(ii), the holder of the Partnership Units as set forth or to be set forth in Exhibit A to the Partnership Agreement, and any Assignee of such Partnership Units, if such Transfer or ownership had been valid under subsection (b)(i).

             "Restriction Termination Date" shall mean the first day after the date hereof on which the General Partner determines, in its sole and absolute discretion, that compliance with subsection (b)(i) is no longer necessary or advisable.

             "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Partnership Units, (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Partnership Units or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Partnership Units)), whether voluntary or involuntary, whether such transfer has occurred of record or beneficially or Constructively (including but not limited to transfers of interests in other entities which results in changes in Constructive Ownership of Partnership Units), and whether such transfer has occurred by operation of law or otherwise.

             "Trust" shall mean each of the trusts provided for in subsection
        (c).

             "Trustee" shall mean any Person unaffiliated with the Partnership, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Partnership to serve as trustee of a Trust.

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Third Amended and Restated Agreement of Limited Partnership of AMB Property II, L.P. (the "Partnership Agreement"), as such agreement may be amended from time to time. All references to "Section" refer to the Partnership Agreement.

        (b) Restriction on Ownership and Transfers.

             (i) Prior to the Restriction Termination Date, no Person, other than an Exempted Person, shall at any time Constructively Own Partnership Units in excess of the

Ownership Limit if the representations contained in Section 3.4.D are not at such time true and correct.

             (ii) If, prior to the Restriction Termination Date, any Transfer or other event occurs that, if effective, would result in any Person Constructively Owning Partnership Units in violation of subsection (b)(i), (1) then that number of Partnership Units that otherwise would cause such Person to violate subsection (b)(i) (rounded up to the nearest whole Partnership Unit) shall be automatically transferred (provided such Transfer is not in violation of the restrictions on transfer set forth in the Partnership Agreement, except to the extent the General Partner waives such restrictions) to a Trust for the benefit of a Charitable Beneficiary, as described in subsection (c), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such Partnership Units or (2) if, for any reason, the transfer to the Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Constructively Owning Partnership Units in violation of subsection (b)(i), then the Transfer of that number of Partnership Units that otherwise would cause any Person to violate subsection
(b)(i) shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such Partnership Units.

        (c) Transfers of Partnership Units in Trust.

             (i) Upon any purported Transfer or other event described in subsection (b)(ii), such Partnership Units shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to subsection (b)(ii). The Trustee shall be appointed by the Partnership and shall be a Person unaffiliated with the Partnership, any Purported Beneficial Transferee, or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Partnership as provided in subsection (c)(vi).

             (ii) Partnership Units held by the Trustee shall be issued and outstanding Partnership Units of the Partnership. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the Partnership Units held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any Partnership Units held in trust by the Trustee, shall have no rights to distributions or allocations with respect to Partnership Units held in the Trust and shall not possess any rights to vote or other rights attributable to the Partnership Units held in the Trust.

             (iii) The Trustee shall have all voting rights and rights to distributions and allocations with respect to Partnership Units held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Partnership that Partnership Units have been transferred to the Trustee shall be paid to the Trustee upon demand, and any distribution with respect to such Partnership Units shall be paid when due to the Trustee. Any distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

        The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Partnership Units held in the Trust and, subject to Delaware law, effective as of the date the Partnership Units has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Partnership Units prior to the discovery by the Partnership that the Partnership Units has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Partnership has already taken irreversible action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding any other provision of this Exhibit I to the contrary, until the Partnership has received notification that the Partnership Units have been transferred into a Trust, the Partnership shall be entitled to rely on its Partnership Unit transfer and other unitholder records for purposes of preparing Exhibit A to the Partnership Agreement, lists of unitholders entitled to vote at meetings, and otherwise conducting votes of Partners.

        (iv) Within 20 days of receiving notice from the Partnership that Partnership Units have been transferred to the Trust, the Trustee of the Trust shall, in accordance with the terms of (and subject to the limitations contained in) the Partnership Agreement, sell the Partnership Units held in the Trust to a Person, designated by the Trustee, whose ownership of the Partnership Units will not violate the ownership limitations set forth in subsection (b)(i). Upon such sale, the interest of the Charitable Beneficiary in the Partnership Units sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this subsection (c)(iv). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the Partnership Units in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such Partnership Units at Market Price, the Market Price of such Partnership Units on the day of the event which resulted in the transfer of such Partnership Units to the Trust) and (2) the price per Partnership Unit received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Partnership Units held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any distributions thereon. If, prior to the discovery by the Partnership that Partnership Units have been transferred to the Trustee, such Partnership Units are sold by a Purported Record Transferee then (i) such Partnership Units shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such Partnership Units that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this subsection (c)(iv), such excess shall be paid to the Trustee upon demand. The expenses described in item (2) above shall include any expenses of administering the Trust, any transfer of Partnership Units



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

thereto or disposition of Partnership Units thereby, which shall be allocated equitably among the Partnership Units which are transferred to the Trust.

             (v) Partnership Units transferred to the Trustee shall be deemed to have been offered for sale to the Partnership, or its designee, at a price per Partnership Unit equal to the lesser of (i) the price paid by the Purported Record Transferee for the Partnership Units in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such Partnership Units at Market Price, the Market Price of such Partnership Units on the day of the event which resulted in the transfer of such Partnership Units to the Trust) and (ii) the Market Price on the date the Partnership, or its designee, accepts such offer. The Partnership shall have the right to accept such offer until the Trustee has sold the Partnership Units held in the Trust pursuant to subsection (c)(iv). Upon such a sale to the Partnership, the interest of the Charitable Beneficiary in the Partnership Units sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any distributions held by the Trustee with respect to such Partnership Units shall thereupon be paid to the Charitable Beneficiary.

             (vi) By written notice to the Trustee, the Partnership shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the Partnership Units held in the Trust would not violate the restrictions set forth in subsection (b)(i) in the hands of such Charitable Beneficiary.

        (d) Remedies For Breach. If the General Partner shall at any time determine in good faith that a Transfer or other event has taken place in violation of subsection (b) or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution) or Constructive Ownership of any Partnership Units of the Partnership in violation of subsection (b), the General Partner shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Partnership to redeem Partnership Units, refusing to give effect to such Transfer on the books of the Partnership or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership) in violation of subsection (b)(i), shall automatically result in the transfer to a Trust as described in subsection
(b)(ii).

        (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire or own Partnership Units in violation of subsection (b), or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under subsection (b)(ii), shall immediately give written notice to the Partnership of such event and shall provide to the Partnership such other information as the Partnership may request in order to determine the effect, if any, of such Transfer or attempted Transfer on such Person's compliance with subsection (b)(i).

        (f) Owners Required To Provide Information. Prior to the Restriction Termination Date each Person who is a beneficial owner or Constructive Owner of Partnership Units and each Person who is holding Partnership Units for a beneficial owner or Constructive Owner shall provide to the Partnership such information that the Partnership may request, in good faith, in order to determine the Partnership's status as a partnership (as opposed to a corporation) or AMB's status as a REIT for federal income tax purposes.

        (g) Remedies Not Limited. Nothing contained in this Exhibit I shall limit the authority of the General Partner to take such other action as it deems necessary or advisable to protect the Partnership and the interests of its Partners by preservation of the Partnership's status as a partnership (as opposed to a corporation) or AMB's status as a REIT for federal income tax purposes.

        (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Exhibit I, including any definition contained in subsection (a), the General Partner shall have the power to determine the application of the provisions of this Exhibit I with respect to any situation based on the facts known to it. In the event that a provision of this Exhibit I requires an action by the General Partner and Exhibit I fails to provide specific guidance with respect to such action, the General Partner shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Exhibit I. Absent a decision to the contrary by the General Partner (which the General Partner may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in subsection (b)) acquired Constructive Ownership of Partnership Units in violation of subsection (b)(i), such remedies (as applicable) shall apply first to the Partnership Units which, but for such remedies, would have been actually owned by such Person, and second to Partnership Units which, but for such remedies, would have been Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Partnership Units based upon the relative number of the Partnership Units held by each such Person.




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